UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

KNOW LABS, INC.
(Name of Registrant as Specified in Its Charter)

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_______________________________________________________

KNOW LABS, INC.
500 Union Street, Suite 810
Seattle, WA 98101
206-903-1351

September 1, 2021

Dear Stockholders:

You are cordially invited to attend the 2021 Annual Meeting of Shareholders of Know Labs, Inc. (the “Company”) and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held on Friday, October 15, 2021 at 1:00 p.m., Pacific time. In light of the ongoing COVID-19 pandemic, this year’s Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast on the Internet, providing a consistent experience to all shareholders regardless of location. You will be able to attend the meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/knwn2021. There will not be a physical meeting and you will not be able to attend the Annual Meeting in person. Details regarding how to participate in the meeting online and the business to be conducted at the Annual Meeting are more fully described in the accompanying proxy statement.

Shareholders of record at the close of Business on August 20, 2021 are entitled to notice of and are cordially invented to, attend this virtual Annual Meeting, or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT.  Whether or not you plan to attend the virtual Annual Meeting, we request that you submit your vote via the Internet, telephone or mail. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy by telephone, via the Internet at the address listed on the Internet Notice or proxy card or, if you received paper copies of these materials, by signing, dating and returning the proxy card, which requires no postage if mailed in the United States. Note that in light of possible disruptions in mail service related to the COVID-19 pandemic, we encourage stockholders to submit their proxy via the Internet or telephone.

This notice, the attached proxy statement, and the Company’s Annual Report on Form 10-K for the fiscal year ending September 30, 2020 will be first transmitted to shareholders on or about  September 1, 2021.

By order of the Board of Directors,

/s/ Ronald P. Erickson
Ronald P. Erickson
Chairman and Interim Chief Financial Officer

Seattle, Washington
September 1, 2021

KNOW LABS, INC.
500 Union Street, Suite 810
Seattle, WA 98101
206-903-1351

Notice of the 2021 Annual Meeting of Stockholders

Date:	October 15, 2021
Time:	1:00 p.m. Pacific
Location:	www.virtualshareholdermeeting.com/knwn2021

Proposals:
1.          To elect five nominees to serve on the Board until the 2022 Annual Meeting of Stockholders;

2.         To approve an amendment to the Company’s Articles of Incorporation to increase the authorized shares of common stock (“Common Stock”) from 100,000,000 to 200,000,000 shares;

3. To authorize and approve that the Company’s current Bylaws, as amended to date (the “Current Bylaws”), be amended, restated, and replaced in its entirety by the Second Amended and Restated Bylaws in the form attached hereto as Appendix A (the “Amended and Restated Bylaws”);

4. To adopt and approve the 2021 Equity Incentive Plan, as described in the accompanying proxy statement and set forth in Appendix B thereto;

5. To ratify the appointment of BPM, LLP of Walnut Creek, CA as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020 and 2021;

6. To transact such other business that may properly come before the Annual Meeting and at any adjournments thereof.

Who Can Vote:	Stockholders of record at the close of business on August 20, 2021.

How You Can Vote:
IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at www.virtualshareholdermeeting.com/knwn2021.  The Annual Report includes our audited consolidated financial statements for the fiscal year ended September 30, 2020.

 It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet or telephone or by mail by completing and returning the accompanying proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

By authorization of the Board of Directors,

Ronald P. Erickson
Chairman
Seattle, WA
September 1, 2021

Your Vote Is Important. Whether You Own One Share or Many, Your Prompt Cooperation in Voting Your Proxy is Greatly Appreciated.

PROXY STATEMENT
FOR THE
2021 ANNUAL MEETING OF STOCKHOLDERS
OF
KNOW LABS, INC.

Our Board of Directors (the “Board of Directors” or “Board”) has made this Proxy Statement and related materials available to you on the Internet, or at your request has delivered printed versions to you by mail, in connection with the Board of Directors’ solicitation of proxies for our 2021 Annual Meeting of Stockholders (the “Annual Meeting”), and any adjournment of the Annual Meeting. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting. This Proxy Statement and related materials will be released on or about September 1, 2021 to our stockholders on the Record Date.

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date identified below. The mailing of the Notice to our stockholders is scheduled to begin by September 1, 2021.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDERS MEETING TO BE HELD ON October 15, 2021: This proxy statement, the accompanying proxy card or voting instruction card and our 2020 Annual Report on Form 10-K are available www.proxyvote.com and on our website at www.knowlabs.co/investors

In this Proxy Statement, the terms the “Company,” “Know Labs,” “we,” “us,” and “our” refer to Know Labs, Inc. and our wholly owned subsidiary. The mailing address of our principal executive offices is 500 Union Street, Suite 810, Seattle, WA 98101.

What is a proxy?

A proxy is your legal designation of another person or persons (the “proxy”) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the Company the authority to vote your shares in the manner you indicate on your proxy card.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, and custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, and you will return your proxy card or cards to your broker. You should vote on and sign each proxy card you receive.

 How to Attend the Virtual Annual Meeting

You may attend the Annual Meeting online only if you are a Know Labs’ stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be a completely virtual meeting and is scheduled to be held on October 15, 2021 at 1:00 Pacific time, via live webcast through the following link: www.virtualshareholdermeeting.com/knwn2021. You will need the 16-digit control number provided on the Notice of Internet Availability of Proxy Materials, on your proxy card (if applicable) or on the instructions that accompanied your proxy materials. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/knwn2021 and using our 16-digit control number. If you are not a stockholder of record but hold shares as a beneficial owner in “street name”, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will be not able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 1:00 p.m., Pacific time. Online check-in will begin at 12:45 p.m. Pacific time, and you should allow ample time for check-in procedures.

Reasons for Virtual Annual Meeting

In light of the ongoing COVID-19 pandemic, and as part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. There will not be a physical meeting location and you will not be able to attend the meeting in person.

Technical Difficulties

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any technical difficulties with the virtual meeting platform on the meeting date, please call the technical support number to be provided on the website portal used to access the virtual meeting.

Question and Answer Session

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters. The Company will endeavor to answer as many questions submitted by stockholders as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How to Attend the Virtual Meeting” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

●
  irrelevant to the business of the Company or to the business of the Annual Meeting;

●
  related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

●
  related to any pending, threatened or ongoing litigation;

●
  related to personal grievances;

●
  derogatory references to individuals or that are otherwise in bad taste;

●
  substantially repetitious of questions already made by another stockholder;

●
  in excess of the two question limit;

●
  in furtherance of the stockholder’s personal or business interests; or

●
  out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How to Attend the Virtual Meeting”.

Voting Information

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Annual Meeting if you own shares of common stock of the Company at the close of business on our record date of August 20, 2021.

How many shares of Common Stock may vote at the Meeting?

As of the close of business on August 20, 2021, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were outstanding 34,927,055 shares of our common stock, par value $0.001 per share, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. As of the Record Date there are 8,108,356 shares of the Company’s common stock issuable upon the conversion of Series C and Series D Convertible Preferred Stock which are entitle to vote approximately 8,108,356 shares at the Annual Meeting.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with American Stock Transfer and Trust Company, the Company’s transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How do I vote my shares?

If you are a “stockholder of record,” you can vote your proxy by mailing in the enclosed proxy card. Please refer to the specific instructions set forth in the enclosed proxy card. If you hold your shares in “street name,” your broker/bank/trustee/nominee will provide you with materials and instructions for voting your shares.

Electronically At the Meeting
This year’s Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website at the time of the Annual Meeting: www.virtualshareholdermeeting.com/knwn2021. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting online, the Company recommends that you vote your shares as promptly as possible and in advance over the Internet (www.proxyvote.com) or telephone [(●)] so that your vote will be counted if you later decide not to attend the Annual Meeting.

By Proxy

If you do not wish to vote at the Annual Meeting or will not be participating in the online meeting, you may vote by proxy. You can vote by proxy over the Internet (www.proxyvote.com) or telephone [(●)] and by following the instructions provided in the Notice, or, if you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m., eastern time, on October 14, 2021. If you complete and submit your proxy before the meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the meeting.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Revocability of Proxy

You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail, over the Internet or via telephone before the Annual Meeting or (2) electronically attending the Annual Meeting and voting (although attendance at the Annual Meeting will not in and of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to our principal executive offices at Know Labs, Inc., 500 Union Street, Suite 810, Seattle, WA 98101, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote, or you may vote at the Annual Meeting by following the procedures described above.

What are the Board’s recommendations on how I should vote my shares?
The Board recommends that you vote your shares as follows:

Proposal 1 —	FOR the election of all five nominees to serve on the Board until the 2022 Annual Meeting of Stockholders.

Proposal 2 —	FOR amendment to the Company’s Articles of Incorporation to increase the authorized shares of Common Stock from 100,000,000 to 200,000,000 shares.

Proposal 3 —	FOR adoption of the Second Amended and Restated Bylaws;

Proposal 4 —	FOR approval and adoption of the 2021 Equity Incentive Plan;

Proposal 5 —	FOR ratifying the appointment of BPM, LLP of Walnut Creek, CA as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020 and 2021

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed / Impact of Broker Non-Votes
Proposal No. 1: To elect five directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.

	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(2) / None

Proposal No. 2: Increase in the authorized shares of common stock.	The affirmative vote of the holders of a majority of the total number of shares issued and outstanding as of the Record Date.	“FOR” “AGAINST” “ABSTAIN”	Against(4)	No (2) /Against )

Proposal No. 3: To authorize and approve that the Company’s current Bylaws, as amended to date, be amended, restated, and replaced in their entirety by the Second Amended and Restated Bylaws	The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the 2021 Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	Against(4)	No(2) /None

Proposal No. 4: Adoption of 2021 Equity Incentive Plan	The affirmative (“FOR”) vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the 2021 Annual Meeting.	“FOR” “AGAINST” “ABSTAIN”	Against(4)	No(2) /None

Proposal No. 5: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	Against(4)	Yes(3) /N/A (as a routine matter there are no broker non-votes)

(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director.
(2)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(3)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.
(4)	A “Withhold” or “ABSTAIN” vote will have the effect of a vote “AGAINST” Proposals 2, 3, 4, and 5,

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

How are votes withheld, abstentions and broker non-votes treated?

Votes withheld and abstentions are deemed as “present” at the Annual Meeting, are counted for quorum purposes, and other than for Proposal 1, will have the same effect as a vote against the matter. Broker non-votes are possible with regard to Proposals 1, 2, 3, and 4, (all of which are considered routine by New York Stock Exchange (“NYSE”) interpretations that govern broker non-votes) and, while counted for general quorum purposes, are not deemed to be “present” with respect to any matter for which a broker does not have authority to vote. Broker non-votes will have no impact with regard to Proposals 1, 3, and 4. Broker non-votes will have the same impact as an “against” vote with regard to Proposal 2. Brokers have discretion to vote on Proposal 5 (as it is considered a routine matter by NYSE interpretations) so there will not be any broker non-votes with regard to that proposal.

What are “broker non-votes?”

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Can I change my vote after I have mailed in my proxy card?

You may revoke your proxy by doing one of the following:

●	By sending a written notice of revocation to the Secretary of the Company that is received prior to the Annual Meeting, stating that you revoke your proxy;

●	By signing a later-dated proxy card and submitting it so that it is received prior to the Annual Meeting in accordance with the instructions included in the proxy card(s); or

●	By attending the Annual Meeting and voting your shares in person.

Who will count the votes?

Representatives from the Company will count the votes and serve as our Inspector of Election. The Inspector of Election will be present at the Annual Meeting.

Who pays the cost of this proxy solicitation?

Proxies will be solicited by mail, and we will pay all expenses of preparing and soliciting such proxies. We have also arranged for reimbursement, at the rates suggested by brokerage houses, nominees, custodians and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record.

Is this Proxy Statement the only way that proxies are being solicited?

No. We have also arranged for brokerage houses, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record. Our directors, officers and employees may also solicit proxies but such persons will not be specifically compensated for such services.

If you have any further questions about voting your shares or attending the Annual Meeting, please call the Company’s Investor Relations department at (206) 903-1351.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of August 17, 2021, the name, age, and position of each executive officer and director and the tenure in office of each director of the Company.

Identification of Directors and Executive Officers

The following table sets forth certain information about our current directors and executive officers:

Name	Age	Director/ Executive Officer
Directors-
Ronald P. Erickson	77	Chairman and Interim Chief Financial Officer (1)
Phillip A. Bosua	47	Chief Executive Officer and Director
Jon Pepper	69	Director (2)
Ichiro Takesako	62	Director
William A. Owens	81	Director (3)

(1) Chairman of the Nominating and Corporate Governance Committee.
(2) Chairman of the Audit Committee
(3) Chairman of the Compensation Committee

All directors hold office until their successors are duly appointed or until their earlier resignation or removal.

Background and Business Experience

Ronald P. Erickson has been a director and officer of Know Labs since April 2003. He was appointed as our CEO and President in November 2009 and as Chairman of the Board in February 2015. Previously, Mr. Erickson was our President and Chief Executive Officer from September 2003 through August 2004 and was Chairman of the Board from August 2004 until May 2011. Mr. Erickson stepped down as Chief Executive Officer on April 10, 2018.

A senior executive with more than 30 years of experience in the high technology, telecommunications, micro-computer, and digital media industries, Mr. Erickson was the founder of Know Labs. He is formerly Chairman, CEO and Co-Founder of Blue Frog Media, a mobile media and entertainment company; Chairman and CEO of eCharge Corporation, an Internet-based transaction procession company,  Chairman, CEO and Co-founder of GlobalTel Resources, a provider of telecommunications services; Chairman, Interim President and CEO of Egghead Software, Inc. a software reseller where he was an original investor; Chairman and CEO of NBI, Inc.; and Co-founder of MicroRim, Inc. the database software developer. Earlier, Mr. Erickson practiced law in Seattle and worked in public policy in Washington, DC and New York, NY. Additionally, Mr. Erickson has been an angel investor and board member of a number of public and private technology companies.  In addition to his business activities, Mr. Erickson is Chairman of the Board of Trustees of Central Washington University where he received his BA degree. He also holds a MA from the University of Wyoming and a JD from the University of California, Davis. He is licensed to practice law in the State of Washington.

Mr. Erickson is our founder and was appointed as a director because of his extensive experience in developing technology companies.

Phillip A. Bosua was appointed a director and Chief Executive Officer of the Company on April 10, 2018. Previously, Mr. Bosua served as our Chief Product Officer since August 2017 and we entered into a Consulting Agreement on July 7, 2017. From September 2012 to February 2015, he was the founder and Chief Executive Officer of LIFX Inc. (where he developed and marketed an innovative “smart” light bulb) and from August 2015 until February 2016 was Vice President Consumer Products at Soraa (which markets specialty LED light bulbs). From February 2016 to July 2017, Mr. Bosua was the founder and CEO of RAAI, Inc. (where he continued the development of his smart lighting technology).  From May 2008 to February 2013 he was the Founder and CEO of LimeMouse Apps, a leading developer of applications for the Apple App Store.

Mr. Bosua was appointed as a director because of his extensive experience in developing technology companies.

Ichiro Takesako has served as a director since December 28, 2012. Mr. Takesako has held executive positions with Sumitomo Precision Products Co., Ltd or Sumitomo since 1983. Mr. Takesako graduated from Waseda University, Tokyo, Japan where he majored in Social Science and graduated with a Degree of Bachelor of Social Science.

In the past few years, Mr. Takesako has held the following executive position in Sumitomo and its affiliates:

June 2008:	appointed as General Manager of Sales and Marketing Department of Micro Technology Division
April 2009:	appointed as General Manager of Overseas Business Department of Micro Technology Division in charge of M&A activity of certain business segment and assets of Aviza Technology, Inc.
July 2010:	appointed as Executive Director of SPP Process Technology Systems, 100% owned subsidiary of Sumitomo Precision Products then, stationed in Newport, Wales
August 2011:	appointed as General Manager, Corporate Strategic Planning Group
January 2013:	appointed as Chief Executive Officer of M2M Technologies, Inc., a company invested by Sumitomo Precision products
April 2013:	appointed as General Manager of Business Development Department, in parallel of CEO of M2M Technologies, Inc.
April 2014:	relieved from General Manager of Business Development Department and is responsible for M2M Technologies Inc. as its CEO

Mr. Takesako was appointed as a Director based on his previous position with Sumitomo and Sumitomo's previous significant partnership with the Company.

Jon Pepper has served as an independent director since April 2006. Mr. Pepper founded Pepcom in 1980, a company that become the industry leader at producing press-only technology showcase events around the country and internationally. He sold his stake in the corporation and retired as a partner at the end of 2018. Prior to that, Mr. Pepper started the DigitalFocus newsletter, a ground-breaking newsletter on digital imaging that was distributed to leading influencers worldwide. Mr. Pepper has been closely involved with the high technology revolution since the beginning of the personal computer era. He was formerly a well-regarded journalist and columnist; his work on technology subjects appeared in The New York Times, Fortune, PC Magazine, Men's Journal, Working Woman, PC Week, Popular Science and many other well-known publications. Pepper was educated at Union College in Schenectady, New York and the Royal Academy of Fine Arts in Copenhagen. He continues to be active in non-profit work and boards, and last year founded Mulberry Tree Films, a non-profit that supports independent high-quality documentary films.

Mr. Pepper was appointed as a director because of his marketing skills with technology companies.

William A. Owens has served as an independent director since May 24, 2018. Mr. Owens is currently the co-founder and executive chairman of Red Bison Advisory Group, a company which identifies opportunities with proven enterprises in China, the Middle East, and the United States and creates dynamic partnerships focusing on natural resources (oil, gas and fertilizer plants), real estate, and information and communication technology. Most recently, he was the chairman of the board of CenturyLink Telecom, the third largest telecommunications company in the United States and was on the advisory board of SAP USA. Mr. Owens serves on the board of directors at Wipro Technologies and is a director of the following private companies: Humm Kombucha, a beverage company and Versium. Mr. Owens is on the advisory board of the following private companies: Healthmine, Platform Science, Sarcos, Sierra Nevada Corporation, and Vodi. Mr. Owens is on the board of trustees at EastWest Institute, Seattle University, and an advisor to the Fiscal Responsibility Amendment (CFFRA) Association which aims to establish a balanced budget amendment to the US Constitution. He is also a member of the Council of Foreign Relations.

From 2007 to 2015, Mr. Owens was the Chairman and Senior Partner of AEA Investors Asia, a private equity firm located in Hong Kong, and Vice Chairman of the NYSE for Asia. Mr. Owens also served as the Chairman of Eastern Airlines. He has served on over 20 public boards including Daimler, British American Tobacco, Telstra, Nortel Networks, and Polycom. Mr. Owens was the CEO/Chairman of Teledesic LLC, a Bill Gates/Craig McCaw company bringing worldwide broadband through an extensive satellite network and prior, was the President, COO/Vice Chairman of Science Applications International Corporation (SAIC). Mr. Owens has also served on the boards of the non-for-profit organizations; Fred Hutchinson Cancer Research Center, Carnegie Corporation of New York, Brookings Institution, and RAND Corporation.

Mr. Owens is a four-star US Navy veteran. He was Vice Chairman of the Joint Chiefs of Staff, the second-ranking United States military officer with responsibility for reorganizing and restructuring the armed forces in the post-Cold War era. He is widely recognized for bringing commercial high-grade technology into the Department of Defense for military applications

Mr. Owens is a 1962 honor graduate of the United States Naval Academy with a bachelor’s degree in mathematics, bachelor’s and master’s degrees in politics, philosophy and economics from Oxford University, and a master’s degree in management from George Washington University.

Mr. Owens was appointed as a director because of his business skills with technology companies.

 Term of Office

Each director serves until the next annual meeting of the shareholders or their earlier resignation or removal. The Board of Directors elects officers whose terms of office are at the discretion of the Board of Directors. Each director serves until a successor is elected and qualified.

Family Relationship

There are no family relationships between any of our directors or executive officers.

Board of Directors Committee Composition

The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are currently the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee. The Committees were formed in July 2010. The Audit and Compensation Committees are comprised solely of non-employee, independent directors. The Nominating and Corporate Governance Committee has two management directors, Ronald P. Erickson as Chairman and Phillip A. Bosua as a member. Charters for each committee are available on our website at www.knowlabs.co. The discussion below describes current membership for each of the standing Board committees.

Nominations and
Audit	Compensation	Corporate Governance
Jon Pepper (Chairman)	William A. Owens (Chairman)	Ron Erickson (Chairman)
William A. Owens	Jon Pepper	Phillip A. Bosua
Ichiro Takesako	Ichiro Takesako	William A. Owens
Jon Pepper

Related Party Transaction Approval Policy

While the Company does not current have a written policy regarding approval of transactions between the Company and a related party, our Board of Directors, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations. Generally, management would present to the Board of Directors for approval at the next regularly scheduled Board of Directors meeting any related party transactions proposed to be entered into by us. The Board of Directors may approve the transaction if it is deemed to be in the best interests of our Shareholders and the Company.

CORPORATE GOVERNANCE

Code of Ethics

We have adopted conduct and ethics standards titled the code of ethics, which is available at www.knowlabs.co. These standards were adopted by our Board of Directors to promote transparency and integrity. The standards apply to our Board of Directors, executives and employees. Waivers of the requirements of our code of ethics or associated polices with respect to members of our Board of Directors or executive officers are subject to approval of the full board.

Audit Committee

Our Board of Directors established an audit committee in July 2010. Our audit committee provides assistance to the Board in fulfilling its responsibilities to our stockholders relating to: (1) maintaining the integrity of our financial reports, including our compliance with legal and regulatory requirements, (2) the independent auditor's qualifications and independence, (3) the performance of our internal audit function in cooperation with the independent auditors, and (4) the preparation of the report required by the rules of the SEC to be included in our annual proxy statement. Our audit committee is directly responsible for the appointment, compensation and oversight of the independent auditors (including the resolution of any disagreements between management and the independent auditors regarding financial reporting), approving in advance all auditing services, and approving in advance all non-audit services provided by the independent auditors. The independent auditors report directly to the committee. In addition, our audit committee is to review our annual and quarterly financial reports in conjunction with the independent auditors and financial management.

Our Board of Directors has adopted a written charter for the audit committee, a copy of which is available on our website at www.knowlabs.co.

Compensation Committee

Our Board of Directors established a compensation committee in July 2010. Our compensation committee is responsible for: (1) reviewing and approving goals and objectives underlying the compensation of our Chief Executive Officer, evaluating the CEO's performance in accordance with those goals and objectives, and determining and approving the CEO's compensation; (2) recommending to the board the compensation of executive officers other than the CEO, subject to board approval; (3) administering any incentive compensation and equity-based plans, subject to board approval; (4) preparing the compensation report required by the rules and regulations of the SEC for inclusion in our annual proxy statement; and (5) periodically reviewing the results of our executive compensation and perquisite programs and making recommendations to the board with respect to annual compensation (salaries, fees and equity) for our executive officers and non-employee directors.

Our Board of Directors has adopted a written charter for the compensation committee, a copy of which is available on our website at www.knowlabs.co.

Nominations and Governance Committee

Our Board of Directors established the nominations and governance committee in July 2010 for the purpose of: (1) assisting the board in identifying individuals qualified to become board members and recommending to the board the nominees for election as directors at the next annual meeting of stockholders; (2) assist the board in determining the size and composition of the board committees; (3) develop and recommend to the board the corporate governance principles applicable to us; and (4) serve in an advisory capacity to the board and the Chairman of the Board on matters of organization, management succession planning, major changes in our organizational and the conduct of board activities.

Our Board of Directors has adopted a written charter for the nominations and governance committee, a copy of which is available on our website at www.knowlabs.co.

Communication with our Board of Directors

Our stockholders and other interested parties may communicate with our Board of Directors by sending written communication in an envelope addressed to "Board of Directors" in care of the Secretary, 500 Union Street, Suite 810, Seattle, Washington 98101.

Director Independence

The Board has affirmatively determined that Mr. Pepper, Mr. Takesako and William A. Owens are each an independent director.  For purposes of making that determination, the Board used NASDAQ’s Listing Rules even though the Company is not currently listed on NASDAQ.

Board’s Role in Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.

In its oversight role, our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, economic, financial, legal, regulatory, and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC and risks relating to various specific developments, such as acquisitions, debt and equity placements, and new service offerings.

Our board committees assist our Board of Directors in fulfilling its oversight role in certain areas of risk. Pursuant to its charter, the Audit Committee oversees the financial and reporting processes of our company and the audit of the financial statements of our company and provides assistance to our Board of Directors with respect to the oversight and integrity of the financial statements of our company, our company’s compliance with legal and regulatory requirements, the independent registered public accountant’s qualification and independence, and the performance of our independent registered public accountant. The Compensation Committee considers the risk of our compensation policies and practices and endeavors to assure that it is not reasonably likely that our compensation plans and policies would have a material adverse effect on our company. Our Nominations and Corporate Governance Committee oversees governance related risk, such as board independence, conflicts of interests, and management and succession planning.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

●
Had any petition under the federal bankruptcy laws or any state insolvency law filed by or against, or had a receiver, fiscal agent, or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

●	Been convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

●
Been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

◦
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

◦	Engaging in any type of business practice; or

◦	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

●
Been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority barring, suspending, or otherwise limiting for more than 60 days the right of such person to engage in any activity described in (i) above, or to be associated with persons engaged in any such activity;

●
Been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; or

●
Been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated.

Compliance with Section 16(a) of the Exchange Act

Our executive officers, directors and 10% stockholders are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Copies of these reports must also be furnished to us.

Based solely on a review of copies of reports furnished to us, as of September 30, 2020 our executive officers, directors and 10% holders complied with all filing requirements except as follows:

Jon Pepper filed a Form 4 on January 23, 2020 that was required to be filed on January 3, 2020.
Ichiro Takesako filed a Form 4 on January 23, 2020 that was required to be filed on January 3, 2020.
William A. Owens filed a Form 4 on January 23, 2020 that was required to be filed on January 3, 2020.
Phillip A. Bosua filed a Form 4 on January 23, 2020 that was required to be filed on January 3, 2020.
Ronald P. Erickson filed a Form 4 on January 23, 2020 that was required to be filed on January 3, 2020.

EXECUTIVE AND DIRECTOR COMPENSATION

The following table provides information concerning remuneration of the chief executive officer, the chief financial officer and another named executive officer for the fiscal years ended September 30, 2020 and 2019:

Summary Compensation Table

The following table provides information concerning remuneration of the chief executive officer, the chief financial officer and another named executive officer for the fiscal years ended September 30, 2020 and 2019:

							All
					Stock	Option	Other
			Salary	Bonus	Awards	Awards	Compensation	Total
Name	Principal Position		($)	($)	($) (3)	($)	($)	($)
Salary-
Ronald P. Erickson (1)	Chairman of the Board and Interim Chief Financial Officer	9/30/20	$243,333	$-	$190,000	$394,000	$-	$827,333
		9/30/19	$188,750	$-	$102,000	$-	$-	$290,750

Phillip A. Bosua (2)	Chief Executive Officer	9/30/20	$288,333	$-	$285,000	$394,000	$-	$967,333
		9/30/19	$233,750	$-	$-	$-	$-	$233,750

(1) Mr. Erickson’s annual compensation from October 1, 2018 to March 4, 2019 was $180,000, from March 5, 2019 to May 1, 2020, the annual compensation was $195,000, and from May 5, 2020 to September 30, 2020, the annual compensation was $215,000. The Compensation Committee and the Board of Particle, Inc. compensated Ronald P. Erickson with an annual salary of $120,000 from June 1, 2020. The 100,000 shares of restricted common stock issued on January 2, 2019 to Mr. Erickson were valued at the grant date market value of $1.02 per share. The 100,000 shares of restricted common stock issued on January 1, 2020 to Mr. Erickson were valued at the grant date market value of $1.90 per share. The stock grant was authorized at $0.17 per share. Mr. Erickson received a vested stock option grant from Particle for 500,000 Particle shares valued at $0.788 per share or $394,000. On August 15, 2021, in connection with the conversion of investor SAFE’s in Particle in exchange for shares of KNWN, Mr. Erickson voluntarily agreed to cancel all vested and non-vested option grants for Particle shares previously granted and to forego all rights to the Particle salary on a go forward basis.

(2)  Mr. Bosua’s annual compensation from October 1, 2018 to March 4, 2019 was $225,000, the annual compensation was $225,000, from March 5, 2019 to May 1, 2020, the annual compensation was $240,000, and from May 5, 2020 to September 30, 2020, the annual compensation was $260,000. The Compensation Committee and the Board of Particle, Inc. compensated Phillip A. Bosua with an annual salary of $120,000 from June 1, 2020. The 150,000 shares of restricted common stock issued on January 1, 2020 to Mr. Bosua were valued at the grant date market value of $1.90 per share. Mr. Bosua received a vested stock option grant from Particle for 500,000 Particle shares valued at $0.788 per share or $394,000.   On August 15, 2021, in connection with the conversion of investor SAFE’s in Particle in exchange for shares of KNWN, Mr. Bosua voluntarily agreed to cancel all vested and non-vested option grants for Particle shares previously granted and to forego all rights to the Particle salary on a go forward basis.

(3)
These amounts reflect the grant date market value as required by Regulation S-K Item 402(n)(2), computed in accordance with FASB ASC Topic 718.

Grants of Stock Based Awards in Fiscal Year Then Ended September 30, 2020

The Compensation Committee approved the following performance-based incentive compensation to the Named Executive Officers during the year ended September 30, 2020.

									All Other
								All Other	Option Awards;
		Estimated Future Payouts Under			Estimated Future Payouts Under			Stock Awards;	Number of	Exercise or
		Non-Equity Incentive Plan			Equity Incentive Plan			Number of	Securities	Exercise or	Grant Date
		Awards			Awards			Shares of	Underlying	Base Price of	Fair Value of
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or Units	Options	Option Awards	Stock and
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh) (3)	Option Awards
Ronald P. Erickson (1)	11/4/19	$-	$-	$-	-	-	-	-	1,200,000	$1.100	$-
	7/2/20	$-	$-	$-	-	-	-	-	1,500,000	$0.100	0.788
Phillip A. Bosua (2)	11/4/19	$-	$-	$-	-	-	-	-	1,200,000	$1.100	$-
	7/2/20	$-	$-	$-	-	-	-	-	1,500,000	$0.100	0.788

(1)
On November 4, 2019, the Company granted a stock option grant to Ronald P. Erickson for 1,200,000 shares with an exercise price of $1.10 per share. The performance grant expires November 4, 2024 and vests upon uplisting to the NASDAQ or NYSE exchanges. On July 2, 2020, Particle approved stock option grants for 1,500,000 shares at $0.10 per share to Ronald P. Erickson. The stock option grants vest (i) 33.3% upon issuance; (ii) 33.3% after the first sale; and (iii) 33.4% after one million in sales are achieved. Mr. Erickson received a vested stock option grant from Particle for 500,000 Particle shares valued at $0.788 per share or $394,000. The remaining 1,000,000 Particle options are milestone based and expense will be recognized when the milestone is met or likely to be met. On August 15, 2021, in connection with the conversion of investor SAFE’s in Particle in exchange for shares of KNWN, Mr. Erickson voluntarily agreed to cancel all vested and non-vested option grants for Particle share previously granted and to forego all rights to the Particle salary on a go forward basis.

(2)
On November 4, 2019, the Company granted a stock option grant to Philip A. Bosua for 1,200,000 shares with an exercise price of $1.10 per share. The performance grant expires November 4, 2024 and vests upon FDA approval of the UBAND blood glucose monitor. On July 2, 2020, Particle approved stock option grants for 1,500,000 shares at $0.10 per share to Phillip A. Bosua. The stock option grants vest (i) 33.3% upon issuance; (ii) 33.3% after the first sale; and (iii) 33.4% after one million in sales are achieved. Mr. Bosua received a vested stock option grant from Particle for 500,000 Particle shares valued at $0.788 per share or $394,000. The remaining 1,000,000 Particle options are milestone based and expense will be recognized when the milestone is met or likely to be met. On August 15, 2021, in connection with the conversion of investor SAFE’s in Particle in exchange for shares of KNWN, Mr. Bosua voluntarily agreed to cancel all vested and non-vested option grants for Particle share previously granted and to forego all rights to the Particle salary on a go forward basis.

(3)
These amounts reflect the grant date market value as required by Regulation S-K Item 402(n)(2), computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards as of Fiscal Year Then Ended September 30, 2020

Our Named Executive Officers have the following outstanding equity awards as of September 30, 2020.

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	Exercisable	Unexerciseable	Price	Expiration
Name	(#)	(#)	($) (3)	Date

Ronald P. Erickson (1)	-	1,200,000	$1.10	11/4/24
	500,000	1,000,000	$0.10	7/2/25
Phillip A. Bosua (2)	-	1,200,000	$1.10	11/4/24
	500,000	1,000,000	$0.10	7/2/25

(1)
On November 4, 2019, the Company granted a stock option grant to Ronald P. Erickson for 1,200,000 shares with an exercise price of $1.10 per share. The performance grant expires November 4, 2024 and vests upon uplisting to the NASDAQ or NYSE exchanges. On July 2, 2020, Particle approved stock option grants for 1,500,000 shares at $0.10 per share to Ronald P. Erickson. The stock option grants vest (i) 33.3% upon issuance; (ii) 33.3% after the first sale; and (iii) 33.4% after one million in sales are achieved. Mr. Erickson received a vested stock option grant from Particle for 500,000 Particle shares valued at $0.788 per share or $394,000. The remaining 1,000,000 Particle options are milestone based and expense will be recognized when the milestone is met or likely to be met. On August 15, 2021, in connection with the conversion of investor SAFE’s in Particle in exchange for shares of KNWN, Mr. Erickson voluntarily agreed to cancel all vested and non-vested option grants for Particle share previously granted and to forego all rights to the Particle salary on a go forward basis.

(2)
On November 4, 2019, the Company granted a stock option grant to Philip A. Bosua for 1,200,000 shares with an exercise price of $1.10 per share. The performance grant expires November 4, 2024 and vests upon FDA approval of the UBAND blood glucose monitor. On July 2, 2020, Particle approved stock option grants for 1,500,000 shares at $0.10 per share to Phillip A. Bosua. The stock option grants vest (i) 33.3% upon issuance; (ii) 33.3% after the first sale; and (iii) 33.4% after one million in sales are achieved. Mr. Bosua received a vested stock option grant from Particle for 500,000 Particle shares valued at $0.788 per share or $394,000. The remaining 1,000,000 Particle options are milestone based and expense will be recognized when the milestone is met or likely to be met. On August 15, 2021, in connection with the conversion of investor SAFE’s in Particle in exchange for shares of KNWN, Mr. Bosua voluntarily agreed to cancel all vested and non-vested option grants for Particle share previously granted and to forego all rights to the Particle salary on a go forward basis.

(3)
These amounts reflect the grant date market value as required by Regulation S-K Item 402(n)(2), computed in accordance with FASB ASC Topic 718.

Option Exercises and Stock Vested

Our Named Executive Officers did not have any option exercises during the year ended September 30, 2020.

Pension Benefits

We do not provide any pension benefits.

Nonqualified Deferred Compensation

We do not have a nonqualified deferral program.

Employment Agreements

We have an employment agreement with each of Ronald P. Erickson and Phillip A. Bosua, which are summarized in tabular format below.

Potential Payments upon Termination or Change in Control

We have the following potential payments upon termination or change in control with Ronald P. Erickson:

		Early	Not For Good	Change in
Executive	For Cause	or Normal	Cause	Control	Disability
Payments Upon	Termination	Retirement	Termination	Termination	or Death
Separation	on 9/30/2020	on 9/30/2020	on 9/30/2020	on 9/30/2020	on 9/30/2020
Compensation:
Base salary (1)	$-	$-	$215,000	$215,000	$-
Performance-based incentive
compensation	$-	$-	$-	$-	$-
Stock options (2)	$-	$-	$2,202,000	$2,202,000	$-

Benefits and Perquisites:
Health and welfare benefits (3)	$-	$-	$26,388	$26,388	$-
Accrued vacation pay	$-	$-	$72,769	$72,769	$-

Total	$-	$-	$2,516,157	$2,516,157	$-

(1)
Reflects a salary for twelve months.

(2)
Reflects the vesting of stock option grants.

(3)
Reflects the cost of medical benefits for eighteen months.

We have the following potential payments upon termination or change in control with Phillip A. Bosua:

		Early	Not For Good	Change in
Executive	For Cause	or Normal	Cause	Control	Disability
Payments Upon	Termination	Retirement	Termination	Termination	or Death
Separation	on 9/30/2020	on 9/30/2020	on 9/30/2020	on 9/30/2020	on 9/30/2020
Compensation:
Base salary (1)	$-	$-	$260,000	$260,000	$-
Performance-based incentive
compensation	$-	$-	$-	$-	$-
Stock options (2)	$-	$-	$2,202,000	$2,202,000	$-

Benefits and Perquisites:
Health and welfare benefits (3)	$-	$-	$22,572	$22,572	$-
Accrued vacation pay	$-	$-	$-	$-	$-

Total	$-	$-	$2,484,572	$2,484,572	$-

(1)
Reflects a salary for twelve months.

(2)
Reflects the vesting of stock option grants.

(3)
Reflects the cost of medical benefits for eighteen months.

We do not have any potential payments upon termination or change in control with our other Named Executive Officers.

DIRECTOR COMPENSATION

We primarily use stock options grants to incentive compensation to attract and retain qualified candidates to serve on the Board. This compensation reflected the financial condition of the Company. In setting director compensation, we consider the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill-level required by our members of the Board. During the year ended September 30, 2020, Ronald P. Erickson and Phillip A. Bosua did not receive any compensation for his service as a director.  The compensation disclosed in the Summary Compensation Table on page 14 represents the total compensation for Mr. Erickson and Mr. Bosua.

Compensation Paid to Board Members

Our independent non-employee directors are not compensated in cash.   The only compensation generally has been in the form of stock awards. There is no formal stock compensation plan for independent non-employee directors. Our non-employee directors received the following compensation during the year ended September 30, 2020.

	Stock	Option	Other
Name	Awards	Awards (4)	Compensation	Total
Jon Pepper (1)	$76,000	$52,815	$-	$128,815
Ichiro Takesako (2)	76,000	52,815	-	128,815
William A. Owens (3)	76,000	-	-	76,000

Total	$228,000	$105,630	$-	$333,630

(1)
The stock award for 40,000 shares was issued on January 1, 2020 to Jon Pepper and was valued at $1.90 per share. The stock option grant for 52,500 shares of common stock was issued on November 4, 2019 to Mr. Pepper and was valued at the black scholes value of $1.006 per share.

(2)
The stock award for 40,000 shares was issued on January 1, 2020 to Ichiro Takesako and was valued at $1.90 per share. The stock option grant for 52,500 shares of common stock was issued on November 4, 2019 to Mr. Takesako and was valued at the black scholes value of $1.006 per share.

(3)
The stock award for 40,000 shares was issued to William A. Owens on January 1, 2020 and was valued at $1.90 per share.

(4)
These amounts reflect the grant date market value as required by Regulation S-K Item 402(n)(2), computed in accordance with FASB ASC Topic 718.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since October 1, 2018, we have engaged in the following reportable transactions with our directors, executive officers, holders of more than 5% of our voting securities and affiliates, or immediately family members of our directors, executive officers and holders of more than 5% of our voting securities.

Other than the following transactions, none of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its Common Stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past fiscal year, or in any proposed transaction, which has materially affected or will affect the Company.

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

●	Disclosing such transactions in reports where required;

●	Disclosing in any and all filings with the SEC, where required;

●	Obtaining disinterested director’s consent; and

●	Obtaining shareholder consent where required.

Policies and Procedures for Related Person Transactions

We have operated under a Code of Conduct and Ethics since December 28, 2012. Our Code of Conduct and Ethics requires all employees, officers and directors, without exception, to avoid the engagement in activities or relationships that conflict, or would be perceived to conflict, with our interests.

Prior to the adoption of our related person transaction policy, there was a legitimate business reason for all the related person transactions described above and we believe that, where applicable, the terms of the transactions are no less favorable to us than could be obtained from an unrelated person.

Our Audit Committee reviews all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest.

As required under SEC rules, transactions that are determined to be directly or indirectly material to us or a related person are disclosed.

Transactions with Clayton Struve

Convertible Promissory Notes with Clayton A. Struve

The Company owes Clayton A. Struve $1,071,000 under convertible promissory or OID notes. The Company recorded accrued interest of $77,171and $71,562 as of June 30, 2021 and September 30, 2020, respectively. On December 23, 2020, the Company signed Amendments to the convertible promissory or OID notes, extending the due dates to March 31, 2021. On April 29, 2021, the Company signed Amendments to the convertible promissory or OID notes, extending the due dates to September 30, 2021.

Mr. Struve also invested $1,000,000 in the May 2019 Convertible Debt Offering and such note was converted to common stock in May 2020.

Series C and D Preferred Stock and Warrants

On August 5, 2016, the Company closed a Series C Preferred Stock and Warrant Purchase Agreement with Clayton A. Struve, an accredited investor for the purchase of $1,250,000 of preferred stock with a conversion price of $0.70 per share. The preferred stock has a yield of 8% and an ownership blocker of 4.99%. In addition, Mr. Struve received a five-year warrant to acquire 1,785,714 shares of common stock at $0.70 per share. On August 14, 2017, the price of the Series C Stock were adjusted to $0.25 per share pursuant to the documents governing such instruments. On June 30, 2021 and September 30, 2020 there are 1,785,715 Series C Preferred shares outstanding. On January 5, 2021, the Company extended the warrant expiration date to August 4, 2023.

As of June 30, 2021 and September 30, 2020, the Company has $750,000 of Series D Preferred Stock outstanding with Clayton A. Struve, an accredited investor. On August 14, 2017, the price of the Series D Stock were adjusted to $0.25 per share pursuant to the documents governing such instruments. The Series D Preferred Stock is convertible into shares of common stock at a price of $0.25 per share or by multiplying the number of Series D Preferred Stock shares by the stated value and dividing by the conversion price then in effect, subject to certain diluted events, and has the right to vote the number of shares of common stock the Series D Preferred Stock would be issuable on conversion, subject to a 4.99% blocker. The Preferred Series D has an annual yield of 8% The Series D Preferred Stock is convertible into shares of common stock at a price of $0.25 per share or by multiplying the number of Series D Preferred Stock shares by the stated value and dividing by the conversion price then in effect, subject to certain diluted events, and has the right to vote the number of shares of common stock the Series D Preferred Stock would be issuable on conversion, subject to a 4.99% blocker. The Preferred Series D has an annual yield of 8% if and when dividends are declared.

Amendments to Warrants

On January 5, 2021, the Company extended the warrant expiration date to August 4, 2023 with Clayton A. Struve, a major investor in the Company:

Warrant No./Class	Issue Date	No. Warrant Shares	Exercise Price	Original Expiration Date	Amended Expiration Date
Clayton Struve Warrant Series C Warrant W98	08-04-2016	1,785,715	$0.25	08-04-2021	08-04-2023
Clayton Struve Warrant Series F Warrant F-1	11-14-2016	187,500	$0.25	11-13-2021	11-13-2023
Clayton Struve Warrant Series F Warrant F-2	12-19-2016	187,500	$0.25	12-18-2021	12-18-2023

On January 28, 2021, Clayton A. Struve exercised warrants on a cashless basis for 889,880 shares of common stock at $0.25 per share, including warrants for 187,500 and 187,500 that were just extended as discussed above.

The Company owes Clayton A. Struve $1,071,000 under convertible promissory or OID notes. On April 29, 2021, the Company signed Amendments to the convertible promissory or OID notes, extending the due dates to September 30, 2021.

Related Party Transactions with Ronald P. Erickson

On March 16, 2018, the Company entered into a Note and Account Payable Conversion Agreement pursuant to which (a) all $664,233 currently owing under the J3E2A2Z Notes was converted to a Convertible Redeemable Promissory Note in the principal amount of $664,233, and (b) all $519,833 of the J3E2A2Z Account Payable was converted into a Convertible Redeemable Promissory Note in the principal amount of $519,833together with a warrant to purchase up to 1,039,666 shares of common stock of the Company for a period of five years. The initial exercise price of the warrants described above is $0.50 per share, also subject to certain adjustments. The warrants were valued at $110,545. Because the note is immediately convertible, the warrants and beneficial conversion were expensed as interest. The Company recorded accrued interest of $198,359 and $145,202 as of June 30, 2021 and September 30, 2020, respectively. On December 8, 2020, the Company signed Amendment 4 to the convertible promissory or OID notes, extending the due dates to March 31, 2021.  On April 29, 2021, the Company signed Amendment 5 to the convertible promissory or OID notes, extending the due dates to September 30, 2021.

On January 2, 2019, Mr. Erickson was issued 100,000 shares of restricted common stock at the grant date market value of $1.02 per share.

On October 4, 2019, Ronald P. Erickson voluntarily cancelled a stock option grant for 1,000,000 shares with an exercise price of $3.03 per share. The grant was related to performance and was not vested.

On November 4, 2019, we granted a stock option grant to Ronald P. Erickson for 1,200,000 shares with an exercise price of $1.10 per share. The performance grant expires November 4, 2024 and vests upon uplisting to the NASDAQ or NYSE exchanges.

On January 1, 2020, we issued 100,000 shares of restricted common stock to Ronald P. Erickson. The shares were issued in accordance with the 2011 Stock Incentive Plan and were valued at $1.90 per share, the market price of our common stock, or $190,000.

On June 1, 2020, Mr. Erickson received a salary of $10,000 per month for work on Particle, Inc.

Mr. Erickson and/or entities with which he is affiliated also have accounts payable and accrued liabilities $451,525 and $597,177 of as of June 30, 2021 and September 30, 2020, respectively, related to accrued compensation, accrued interest and expenses.

On December 15, 2020, the Company issued a fully vested warrant to Ronald P. Erickson for 2,000,000 shares of common stock. The five year warrant is exercisable for cash or non-cash at $1.53 per share and was valued using a Black-Scholes model at $1,811,691.

On December 15, 2020, the Company issued two stock option grants to Ronald P. Erickson, one for 1,865,675 shares and one for 1,865,675 shares at an exercise price of $1.53 per share. The stock option grants expire in five years. The stock option grants vest when earned based on certain performance criteria.

On February 9, 2021, Particle approved a stock option grant to Mr. Erickson totaling 500,000 shares at an average of $0.80 per share. The stock option grant vests (i) 33.3% with the first shipment; (ii) 33.3% with $50 million in sales are achieved; and (iii) 33.4% after $200 million in sales are achieved.

On April 29, 2021, the Company signed Amendment 5 to the convertible promissory or OID notes with J3E2A2Z, extending the due dates to September 30, 2021.

Related Party Transaction with Phillip A. Bosua

On October 4, 2019, Philip A. Bosua voluntarily cancelled a stock option grant for 1,000,000 shares with an exercise price of $3.03 per share. The grants was related to performance and was not vested.

On November 4, 2019, we granted a stock option grant to Philip A. Bosua for 1,200,000 shares with an exercise price of $1.10 per share. The performance grant expires November 4, 2024 and vests upon FDA approval of the UBAND blood glucose monitor.

On January 1, 2020, we issued 150,000 shares of restricted common stock to Phillip A. Bosua. The shares were issued in accordance with the 2011 Stock Incentive Plan and were valued at $1.90 per share, the market price of our common stock, or $285,000.

On June 1, 2020, Mr. Bosua received a salary of $10,000 per month for work on Particle, Inc.

On July 2, 2020, Particle issued a stock option grant for 1,500,000 shares at $0.10 per share to Philip A. Bosua. The stock option grant vests (i) 33.3% upon issuance; (ii) 33.3% after the first sale; and (iii) 33.4% after one million in sales are achieved.

On December 15, 2020, the Company issued two stock option grant to Phillip A. Bosua, one for 2,132,195 shares and one for 2,132,200 shares at an exercise price of $1.53 per share. The stock option grants expire in five years. The stock option grants vest when earned based on certain performance criteria.

On February 9, 2021, Particle approved a stock option grant to Mr. Bosua totaling 500,000 shares at an average of $0.80 per share. The stock option grant vests (i) 33.3% with the first shipment; (ii) 33.3% with $50 million in sales are achieved; and (iii) 33.4% after $200 million in sales are achieved.

On March 18, 2021, the Company approved a $250,000 bonus for Mr. Bosua. The bonus was recorded in accrued liabilities – related party as of June 30, 2021 and was paid during April 2021.

Related Party Transactions with Directors

On January 15, 2021, the Company issued 30,000 shares each to three directors shares at an exercise price of $2.00 per share.

On January 15, 2021, the Company issued 20,000 warrants to purchase common stock each to three directors shares at $2.00 per share. The warrants expire on January 15, 2026.

Indemnification

Our articles of incorporation provide that we will indemnify our directors and officers to the fullest extent permitted by Nevada law. In addition, we have an Indemnification Agreements with the current Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of August 17, 2021 by:

●	each director and nominee for director;

●	each person known by us to own beneficially 5% or more of our common stock;

●	each executive officer named in the summary compensation table elsewhere in this report; and

●	all of our current directors and executive officers as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power,” which includes the power to vote or to direct the voting of such security, or has or shares “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise indicated below, each beneficial owner named in the table has sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. The address for each person shown in the table is c/o Know Labs, Inc. 500 Union Street, Suite 810, Seattle Washington, unless otherwise indicated.

	Shares Beneficially Owned
	Amount	Percentage
Directors and Officers-
Ronald P. Erickson (1)	10,089,015	23.2%
Phillip A. Bosua (2)	3,755,000	10.5%
Jon Pepper (3)	455,500	1.3%
Ichiro Takesako (4)	242,500	0.7%
William A. Owens (5)	833,750	2.4%
Total Directors and Officers (5 in total)	15,375,765	44.0%

* Less than 1%.

(1) Reflects 1,458,085 shares of shares of common stock beneficially owned by Ronald P. Erickson or entities controlled by Mr. Erickson and warrants to purchase 3,894,666 shares of our common stock that are exercisable within 60 days, and also includes 4,736,264 shares of our common stock related to convertible debt that are exercisable within 60 days. The address of Mr. Erickson is 500 Union Street, Suite 810, Seattle, WA 98101.

(2) Reflects 3,005,000 shares of shares of common stock beneficially owned by Phillip A. Bosua and vested stock option grants to purchase 750,000 shares of our common stock that are exercisable within 60 days.

(3) Reflects 358,000 shares of shares of common stock beneficially owned by Jon Pepper, vested stock option grants to purchase 52,500 shares of our common stock that are exercisable within 60 days, and warrants to purchase 45,000 shares of our common stock that are exercisable within 60 days.

(4) Reflects 170,000 shares of shares of common stock beneficially owned Ichiro Takesako, vested stock option grants to purchase 52,500 shares of our common stock that are exercisable within 60 days, and warrants to purchase 20,000 shares of our common stock that are exercisable within 60 days.

(5) Reflects 582,500 shares of shares of common stock beneficially owned by William A. Owens and warrants to purchase 251,250 shares of our common stock that are exercisable within 60 days.

	Shares Beneficially Owned
	Actual	Percent

Clayton Struve(1)	19,511,071	36.4%
Dale Broderick(2)	1,825,508	5.1%
	21,336,579

(1) Reflects 849,000 shares beneficially owned by Clayton A. Struve. This total also includes 6,269,715 warrants to purchase shares of our common stock, 8,108,356 shares related to the conversion of preferred stock into our common stock and 4,284,000 shares related to the conversion of debt into our common stock. The 6,785,719 of warrants and all of the preferred stock and convertible debt are currently priced at $0.25 per share, subject to adjustment. Mr. Struve is subject to a 4.99% blocker. The address of Mr. Struve is 175 West Jackson Blvd., Suite 440, Chicago, IL 60604.

(2) Reflects the shares beneficially owned by Dale Broadrick. This total includes 1,239,286 shares and a total of 436,222 warrants to purchase shares of our common stock that are exercisable within 60 days, and 150,000 shares related to the conversion of debt into our common stock. The address of Dale Broadrick is 3003 Brick Church Pike, Nashville, Tennessee.

PROPOSAL 1
Election of Directors

Composition of the Board

Currently, the Board consists of five directors.  If elected, each of the director nominees will serve on the Board until the 2022 Annual Meeting of Stockholders, or until their successors are duly elected and qualified in accordance with the Company’s Bylaws. If any of the five (5) nominees should become unable to serve upon his election, the persons named on the proxy card as proxies may vote for other person(s) nominated by the Board. Management has no reason to believe that any of the five nominees for election named below will be unable to serve.

The Company’s Bylaws provide that the size of the Board may be between three and nine directors, and that the Board may appoint a director to fill a vacancy created by an increase in the size of the Board.

Nominations and Governance Committee

Our Board of Directors established the nominations and governance committee in July 2010 for the purpose of: (1) assisting the board in identifying individuals qualified to become board members and recommending to the board the nominees for election as directors at the next annual meeting of stockholders; (2) assist the board in determining the size and composition of the board committees; (3) develop and recommend to the board the corporate governance principles applicable to us; and (4) serve in an advisory capacity to the board and the Chairman of the Board on matters of organization, management succession planning, major changes in our organizational and the conduct of board activities.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not re-nominate that member for reelection. The Nominating Committee identifies the desired skills and experience of a new nominee, and then uses its network and external resources to solicit and compile a list of eligible candidates.

We do not have a formal policy concerning stockholder recommendations of nominees for director to the Nominating Committee as, to-date, we have not received any recommendations from stockholders requesting the Nominating Committee to consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement. The absence of such a policy does not mean, however, that such recommendations will not be considered. Stockholders wishing to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, 500 Union Street, Suite 810, Seattle, WA 98101, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

There are no arrangements or understandings between any of our directors, nominees for directors or officers, and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last five years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

The Nominating Committee has recommended, and the Board has nominated, Ronald P. Erickson, Phillip A. Bosua, Jon Pepper, Ichiro Takesako, and William A. Owens as nominees for election as members of our Board at the 2021 Annual Meeting for a period of one year or until such director’s successor is elected and qualified or until such director’s earlier death, resignation, or removal. Each of the nominees is currently a director of the Company. At the 2021 Annual Meeting, five directors will be elected to the Board.

The nominees for Director are:
Name	Age
Directors-
Ronald P. Erickson	77
Phillip A. Bosua	47
Jon Pepper	69
Ichiro Takesako	62
William A. Owens	81

The sections titled “Directors and Executive Officers” beginning on page 9 of this proxy statement contain information about the experience and qualifications that caused the Nominations and Governance Committee and the Board to determine that these nominees should serve as directors of the Company.

 We believe that each director nominee possesses attributes that qualify him to serve as a member of our Board, as set forth in their biographies. Each has extensive experience in the technology industry, including but not limited to developing technology companies, strategic partnership relationships, and marketing and general business skills in the technology industry.

If, for any reason, any Director Nominee becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Vote Required

In the election of directors, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting shall be sufficient to elect each Director Nominee.

Your Board Recommends That Stockholders Vote FOR All Five Nominees Listed Above

PROPOSAL 2
Approval of an Amendment to the Company’s Articles of Incorporation to increase the authorized Common
Stock from 100,000,000 to 200,000,000

The Company has authorized 105,000,000 shares of capital stock, of which 100,000,000 are shares of voting common stock, par value $0.001 per share, and 5,000,000 are shares of preferred stock, par value $0.001 per share. The following is a summary of the proposal.

Description of the Amendment

Recently, our Board of Directors approved an amendment to Article 4 of our Articles of Incorporation, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Articles of Incorporation from 100,000,000 to 200,000,000 shares. The proposed amendment is as follows:

Resolutions Amending Articles of Incorporation

“RESOLVED, that the Corporation is hereby authorized to amend Article IV of the Corporation’s Articles of Incorporation by deleting such Article IV in full and replacing it with the following:

“Article IV – Shares.

Section 4.1 Authorized Shares.  The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares of capital stock that the Corporation is authorized to issue is Two Hundred Million (200,000,000) shares of Common Stock, par value $0.001 per share, and Five Million (5,000,000) shares of Preferred Stock, par value $0.001 per share.  The Common Stock is subject to the rights and preferences of the Preferred Stock as set forth below.”

FURTHER RESOLVED, that the appropriate executive officers of the Corporation are hereby authorized and directed to (i) execute Articles of Amendment attesting to the adoption of the foregoing resolution adopting the amendment, (ii) cause such Articles of Amendment to be filed in the office of the Secretary of State for the State of Nevada, and (iii) pay any fees and take any other action necessary to effect the Articles of Amendment and the foregoing resolution.”

The Company shall have the right to make any additional changes to the proposed amendment as required by the Nevada Secretary of State to complete the purpose of such filing.

If the Amendment to the Articles of Incorporation is approved by a majority of the voting capital stock, it will become effective upon its filing with the Nevada Secretary of State of the State. The Company expects to file the Amendment to the Articles of Incorporation with the Nevada Secretary of State promptly after its approval by stockholders.

Purpose of the Amendment

Since inception, we have incurred losses. To fund operations, we may need to rely on additional financings from the sale of our securities. In addition, we have rewarded employees, directors and consultants with stock option grants. We intend in the future to continue this process.

As of August 20, 2021, we have 34,927,055 shares of Common Stock issued and outstanding. In addition, as of June 30, 2021, we have options outstanding for the purchase of 14,650,120 common shares (including unearned stock option grants totaling 11,775,745 shares related to performance targets), warrants for the purchase of 23,169,587 common shares, and 8,108,356 shares of the Company’s common stock issuable upon the conversion of Series C and Series D Convertible Preferred Stock. In addition, the Company currently has 16,124,764 common shares (9,020,264 common shares at the current price of $0.25 per share and 7,104,500 common shares at the current price of $2.00 per share) reserved and are issuable upon conversion of convertible debentures of $16,464,066.

The Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of Common Stock that will result from the Company’s adoption of the proposed amendment. In addition to the outstanding and reserved shares described above, we may issue additional shares of Common Stock and/or securities convertible or exercisable into Common Stock, which are necessary to finance our continuing operations. If the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current stockholders. Our current amount of authorized and unissued shares of Common Stock is not sufficient for both (i) our current and future financing needs and (ii) our commitments under outstanding options, warrants and convertible notes. Thus, we need to increase the shares of Common Stock authorized by our articles of incorporation.

Other Potential Effects of the Amendment

Upon filing the Amendment to our Articles of Incorporation, the Board may cause the issuance of additional shares of common stock without further vote of our stockholders, except as provided under applicable Nevada law or any national securities exchange on which shares of our common stock are then listed or traded. In addition, if the Board of Directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current stockholders.

Required Vote
The affirmative (“FOR”) vote of the holders of a majority of the outstanding shares of the Company is required to approve this proposal.

Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this proposal. However, abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this proposal.

Your Board Recommends That Stockholders Vote FOR To amend the Company’s Articles of Incorporation to increase the authorized Common Stock shares from 100,000,000 to 200,000,000

PROPOSAL 3

APPROVAL OF AMENDED AND RESTATED BYLAWS
Overview

At the 2021 Annual Meeting, holders of our capital stock will be asked to authorize and approve that the Company’s current Bylaws, as amended to date (the “Current Bylaws”), be amended, restated, and replaced in their entirety by the Second Amended and Restated Bylaws in the form attached hereto as Appendix A (the “Amended and Restated Bylaws”).

Background

The Company first adopted its Bylaws in 1998, after which they were amended on in August 2012 to modify the number of directors that may be appointed to our Board and general updates to reflect more recent Nevada General Corporation Law. We have not implemented any changes to our Bylaws since August 2012, as ratified at the 2013 Annual Meeting of Stockholders.

On August 12, 2021, the Board unanimously approved the Second Amended and Restated Bylaws, subject to approval by the our stockholders, and directed that the proposal to authorize and approve the Second Amended and Restated Bylaws be submitted to our stockholders for their approval at the 2021 Annual Meeting.

Reasons to Approve the Second Amended and Restated Bylaws

We believe that the Amended and Restated Bylaws improve the corporate governance of the Company by providing bylaws more appropriate for a publicly reporting company, and will assist the Company in attracting and retaining officers and directors who will contribute to the Company’s ability to provide stockholders with increased value. Below is a brief summary of the material ways in which the Amended and Restated Bylaws, if approved by our stockholders, will modify our Current Bylaws. This summary is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, which you are urged to review carefully and are attached as Appendix A hereto.

Location of Change in Amended and Restated Bylaws	Summary of Provision:	Rationale Supporting Change:
Section 2.8 of Article 2
Provides that stockholders holding at least one-third (33 1/3%) of the voting power of the Company’s outstanding and entitled to vote thereat, present in person or represented by proxy, shall be required and shall constitute a quorum at all meetings of the stockholders for the transaction of business. If such quorum shall not be present or represented at any meeting of the stockholders, the presiding officer of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time by the affirmative vote of a majority in voting power thereof, until a quorum shall be present or represented.

 The Current Bylaws state that the holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be required and shall constitute a quorum. The proposed change is meant to provide a lower minimum threshold of votes present or represented by proxy for business to be transacted at a meeting of stockholders while still providing an appropriate level of investor participation. Further, the amendment allows a meeting to be adjourned by affirmative vote of a majority in voting power thereof in the event a quorum is not present and represented and if a quorum is present for good reason, by affirmative vote of a majority in voting power. The amendment is permissible under Chapter 78 of the Nevada Revised Statutes (“NRS”).

Section 2.9 of Article 2
Provides that in all matters other than the election of Directors, the affirmative vote of the holders of a majority of the voting power of the shares of capital stock present in person or represented by proxy and entitled to vote on the matter shall decide any question brought before a meeting unless the question is one upon which by express provision of the Articles of Incorporation or of these Bylaws, or by law, a different vote is required in which case such express provision shall govern and control the decision of such question.  Directors shall be elected, by ballot, by a plurality of the votes of the voting power of the shares of capital stock present in person or represented by proxy and entitled to vote at the election of directors; provided, however, that a stockholder shall not be permitted to cumulate his/her votes with respect to the election of Directors.

The Current Bylaws provide that for matters other than the election of directors shall be by affirmative vote of the holders of a majority of the stock present in person or represented by proxy, and for election of directors by a plurality of the votes of the shares present in person or represented by proxy. The proposed change is meant to provide clarity to address situations where holders of different classes of our capital stock may have different voting rights.

Section 2.10 of Article 2
Provides that unless otherwise required by law or provided in the Articles of Incorporation, each stockholder shall have one vote for each share of capital stock having voting power, registered in such stockholder’s name on the books of the Corporation.

The Current Bylaws are silent as to an exception to voting power which may otherwise be different, as required by law or provided for in the Articles of Incorporation. The proposed change is meant to provide clarity with respect to applicable votes per share.

Section 3.7 of Article 3
Provides that the entire Board or an individual director may be removed from the Company’s Board may be removed from office, with or without cause, prior to the expiration of their or his/her term of office by the holders of not less than two-thirds (66 2/3%) of the voting power of the shares of capital stock then entitled to vote at an election of Directors.

The Current Bylaws already provide for the two-thirds vote of the shares then entitled to vote at an election of directors for the removal of directors. The proposed change is meant to provide clarity that the vote required for the removal of directors is based upon voting power of the shares of capital stock, not the number of shares.

In addition to the amendments described above, the Second Amended and Restated Bylaws reflect updates related to the name of the Company to reflect its current name, Know Labs, Inc.

Effective Time of the Second Amended and Restated Bylaws

If the Second Amended and Restated Bylaws are approved by stockholders at the 2021 Annual Meeting, they will be effective upon such approval.

Vote Required and Recommendation of the Board

The affirmative (“FOR”) vote of the holders of a majority of the outstanding shares of the Company is required to approve this proposal.

Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this proposal. However, abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this proposal.

Your Board Recommends That Stockholders Vote FOR To adopt the Second Amended and Restated Bylaws

PROPOSAL 4

Approval of the 2021 Equity Incentive Plan

General Information

Stockholders are being asked to approve the new Know Labs, Inc. 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan” or the “Plan”). The board of directors approved the 2021 Equity Incentive Plan on August 12, 2021, and if approved by the stockholders will become effective on October 15, 2021.

The 2021 Equity Incentive Plan will serve as a replacement for the 2011 Plan, which has 14,650,120 common (including unearned stock option grants totaling 11,775,745 share related to performance targets) outstanding as of today.  The approval of the 2021 Equity Incentive Plan will have no effect on the 2011 Plan or any options granted pursuant to the 2011 Plan. No shares will be available for award under the 2011 Plan once the 2021 Equity Incentive Plan becomes effective.

The maximum aggregate number of Shares that may be issued under the Equity Incentive Plan is twenty million (20,000,000), plus (i) the number of Shares added to the Plan pursuant to an annual automatic share reserve increase as set forth in Section 4.2 of the Plan and (ii) the sum of (A) any Shares that, as of the date of stockholder approval of this Plan, have been reserved but not issued pursuant to any awards granted under the Company’s 2011 Stock Incentive Plan, as amended (the “2011 Plan”), and (B) any Shares subject to stock options or similar awards granted under the 2011 Plan that, after the date of stockholder approval of this Plan, expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2011 Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to clause (ii) equal to 14,650,120.

The adoption of the 2021 Equity Incentive Plan will allow the Company to continue to provide a comprehensive equity incentive program for the Company’s officers, employees and non-employee board members to encourage these individuals to remain in the Company’s service and to more closely align their interests with those of the stockholders. The Company relies significantly on equity incentives in the form of equity grants in order to attract and retain key employees, and it believes that equity incentives are necessary for it to remain competitive in the marketplace for executive talent and other key employees. Option grants made to newly-hired or continuing employees will be based on both competitive market conditions and individual performance.

PLAN SUMMARY

The following is a summary of the principal features of the 2021 Equity Incentive Plan. The summary, however, is not a complete description of all the provisions of the 2021 Equity Incentive Plan. The full text of the proposed 2021 Equity Incentive Plan is attached to this proxy statement as Appendix B. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Company’s Corporate Secretary, c/o Know Labs, Inc., 500 Union Street Ste 810, Seattle, Washington 98101.

Purpose

The purpose of the 2021 Equity Incentive Plan is to promote the long-term success of the Company and the creation of Stockholder value by allowing the Company to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its related companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

Description of the Plan

The Plan permits the grant of Stock Options, Stock Awards, Restricted Stock and Restricted Stock Units (“RSUs”), Stock Appreciation Rights (“SAR”), and Other Stock-Based Awards and Cash-based Awards (each, an “Award”). The following summary of the material features of the Plan is entirely qualified by reference to the full text of the 2021 Equity Incentive Plan, a copy of which is attached hereto as Appendix B. Unless otherwise specified, capitalized terms used in this summary have the meanings assigned to them in the Plan.

Eligibility

All Employees, Officers, Non-Employee Directors, agents, advisors, consultants and independent contractors of the Company and its related companies (“Eligible Persons”) are eligible to receive grants of Awards under the Plan. As of June 30, 2021 the number of employees eligible to participate in the Plan was 9, the number of consultants and independent contractors eligible to participate in the Plan was 10, and the number of non-employee directors eligible to participate in the Plan was 3.

Administration

The Plan shall be administered by the Board. Notwithstanding the foregoing, the Board may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to a committee or committees (which term includes subcommittees) consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. All references in the Plan to the “Plan Administrator” shall be, as applicable, to the Board or any committee to whom the Board has delegated authority to administer the Plan. The Plan Administrator has plenary authority and discretion to determine the Eligible Persons to whom Awards are granted (each a “Participant”) and the terms of all Awards under the Plan. Subject to the provisions of the Plan, the Plan Administrator has authority to interpret the Plan and agreements under the Plan and to make all other determinations relating to the administration of the Plan.

Stock Subject to the Plan

The maximum aggregate number of Shares that may be issued under the 2021 Equity Incentive Plan is twenty million (20,000,000), plus (i) the number of Shares added to the Plan pursuant to an annual automatic share reserve increase at set forth in Section 4.2 of the Plan and (ii) the sum of (A) any Shares that, as of the date of stockholder approval of this Plan, have been reserved but not issued pursuant to any awards granted under the Company’s 2011 Stock Incentive Plan, as amended (the “2011 Plan”), and (B) any Shares subject to stock options or similar awards granted under the 2011 Plan that, after the date of stockholder approval of this Plan, expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2011 Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to clause (ii) equal to 14,650,120.

Subject to certain adjustments as set forth Section 14 of the Plan, the number of Shares available for issuance under the Plan will be increased on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2030 in an amount equal to the least of (i) 2,000,000 Shares, (ii) four percent (4%) of the outstanding Shares on the last day of the immediately preceding Fiscal Year or (iii) such number of Shares determined by the Board; provided, that such determination under clause (iii) will be made no later than the last day of the immediately preceding Fiscal Year.

Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash or in a manner such that some or all of the shares covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

Options

The Plan authorizes the grant of Nonqualified Stock Options and Incentive Stock Options. Incentive Stock Options are stock options that satisfy the requirements of Section 422 of the Code and may be granted only to Section 422 Employees. A Section 422 Employee is an Employee who is employed by the Company or a “parent corporation” or “subsidiary corporation” (defined in Sections 424(e) and (f) of the Code) with respect to the Company, including a “parent corporation” or “subsidiary corporation” that becomes such after the adoption of the Plan. Nonqualified Stock Options are stock options that do not satisfy the requirements of Section 422 of the Code. The exercise of an Option permits the Participant to purchase shares of Common Stock from the Company at a specified exercise price per share. Options granted under the Plan are exercisable upon such terms and conditions as the Plan Administrator shall determine. The exercise price per share and manner of payment for shares purchased pursuant to Options are determined by the Plan Administrator, subject to the terms of the Plan. The per share exercise price of Options granted under the Plan may not be less than the fair market value of the common stock (110% of the fair market value in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) on the date of grant. The Plan provides that the term during which Options may be exercised is determined by the Plan Administrator, except that no Option may be exercised more than ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) after its date of grant. The Plan Administrator may condition the grant or vesting of an Option on the achievement of one or more performance goals performance goals, as the Plan Administrator shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

 Grant of Stock Appreciation Rights

The Plan Administrator may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Plan Administrator shall determine in its sole discretion. A SAR may be granted in tandem with an Option (“tandem SAR”) or alone (“freestanding SAR”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options. A SAR may be exercised upon such terms and conditions and for the term as the Plan Administrator determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

Upon the exercise of a SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Plan Administrator as set forth in the instrument evidencing the Award, the payment upon exercise of a SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Plan Administrator in its sole discretion.

Grant of Stock Awards, Restricted Stock and Stock Units

The Plan authorizes the Plan Administrator to grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Plan Administrator shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. Such terms and conditions may provide, in the discretion of the Plan Administrator, for the vesting of awards of Restricted Stock to be contingent upon the achievement of one or more performance goals.

The Plan authorizes the Plan Administrator to grant Restricted Stock and Stock Units as contingent awards of Common Stock (or the cash equivalent thereof). Pursuant to such Awards, shares of Common Stock are issued subject to such terms and conditions as the Plan Administrator deems appropriate, including terms that condition the issuance of the shares upon the achievement of one or more performance goals. Unlike in the case of awards of Restricted Stock, shares of Common Stock are not issued immediately upon the award of Stock Units, but instead shares of Common Stock (or the case equivalent thereof) are issued upon the satisfaction of such terms and conditions as the Plan Administrator may specify, including the achievement of one or more Performance Goals.

Other Stock or Cash-Based Awards

The Plan authorizes the grant of Other Stock or Cash-Based Awards. The Plan Administrator may grant other incentives payable in cash or in shares of Common Stock under the Plan as the Plan Administrator shall determine, including terms that condition the payment or vesting of the Other Stock or Cash-Based Award

Dividends and Dividend Equivalents

The terms of an Award may, at the Plan Administrator ’s discretion, or provide a Participant with the right to receive dividend payments or dividend equivalent payments with respect to shares of Common Stock covered by the Award. Such payments may either be made currently or credited to any account established for the Participant, and may be settled in cash or shares of Common Stock. Unless otherwise provided by the Plan Administrator or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

Performance Goals

The terms and conditions of an Award may provide for the grant, vesting or payment of the Award to be contingent upon the achievement of one or more specified Performance Goals established by the Plan Administrator. For this purpose, “Performance Goals” means performance goals established by the Plan Administrator which may be based on earnings or earnings growth, sales, return on assets, cash flow, total shareholder return, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Plan Administrator, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such Performance Goals may be particular to an Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates, and may cover such period as may be specified by the Plan Administrator.

Capital Adjustments

If the outstanding Common Stock of the Company changes as a result of a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, statutory share exchange, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure, the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.3(d); and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor.

Withholding

The Company is generally required to withhold tax on the amount of income recognized by a Participant with respect to the granting, vesting, or exercise of an Award. Withholding requirements may be satisfied, as provided in the agreement evidencing the Award, by (a) tender of a cash payment to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant (c) withholding of shares of Common Stock otherwise issuable having a Fair Market Value equal to the tax withholding obligation, or (d) delivery to the Company by the Participant of unencumbered shares of Common Stock. The value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate. Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

Termination and Amendment

The Board of Directors may amend, suspend, or terminate the Plan at any time. However, after the Plan has been approved by the stockholders of the Company, the Board of Directors may not amend or terminate the Plan without the approval of (a) the Company’s stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations, and (b) each affected Participant if such amendment or termination would adversely affect such Participant’s rights or obligations under any Awards granted prior to the date of the amendment or termination.

Term of the Plan

Unless sooner terminated by the Board of Directors, the Plan will terminate on August 12, 2031. Once the Plan is terminated, no further Awards may be granted or awarded under the Plan. Termination of the Plan will not affect the validity of any Awards outstanding on the date of termination.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of Awards granted pursuant to the 2021 Equity Incentive Plan. State, local and foreign tax consequences may differ.

Incentive Stock Options. The grant of an Option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an Incentive Stock Option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an Incentive Stock Option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two (2) years after the date of grant and for one (1) year after the date of exercise (the “holding period requirement”). The Company will not be entitled to any business expense deduction with respect to the exercise of an Incentive Stock Option, except as discussed below. For the exercise of an Option to qualify for the foregoing tax treatment, the grantee generally must be an Employee of the Company or a subsidiary from the date the Option is granted through a date within three (3) months before the date of exercise of the Option. If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the Option was exercised over the Option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, except to the extent the deduction limits of Section 162(m) of the Code apply.

Non-Qualified Stock Options. The grant of an Option will not be a taxable event for the grantee or the Company. Upon exercising a Non-Qualified Stock Option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a Non-Qualified Stock Option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the Option was exercised). The Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income, except to the extent the deduction limits of Section 162(m) of the Code apply.

Stock Appreciation Rights. There are no immediate tax consequences of receiving an Award of Stock Appreciation Rights. Upon exercising a Stock Appreciation Right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. The Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income, except to the extent the deduction limits of Section 162(m) of the Code apply.

Restricted Stock and Restricted Stock Units. The grant of Restricted Stock will not be a taxable event in the year of the Award, provided that the shares of common stock are subject to restrictions (that is, the shares of common stock are nontransferable and subject to a substantial risk of forfeiture). The fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. The Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income, except to the extent the deduction limits of Section 162(m) of the Code apply.

A grantee will not recognize taxable income at the time a Restricted Stock Unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of Restricted Stock Units, the grantee will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

Other Stock-Based Awards, and Cash-Based Awards. The tax treatment with respect to  other stock-based awards and cash-based awards will depend on the structure of such awards.

Withholding. The Company may deduct from any payment to be made pursuant to the Plan, or require before the issuance or delivery of shares of common stock or the payment of any cash hereunder, payment by the Participant of, any federal, state, or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any minimum statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Plan Administrator, by reducing the number of shares of common stock deliverable or by delivering shares of common stock already owned. Furthermore, at the discretion of the Plan Administrator, any additional tax obligations of a Participant with respect to an Award may be satisfied by further reducing the number of shares of common stock, deliverable with respect to such Award, to the extent that such reductions do not result in any adverse accounting implications to the Company, as determined by the Plan Administrator. Any fraction of a share of common stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

Parachute Payments. Where payments to certain persons that are contingent on a change in control exceed limits specified in the Code, the person generally is liable for a 20 percent excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. Under the Plan, the Plan Administrator has plenary authority and discretion to determine the vesting schedule of Awards. Any Award under which vesting is accelerated by a change in control of the Company, would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.

Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The Plan has been designed to allow the grant of Awards that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”

Tax Rules Affecting Nonqualified Deferred Compensation Plans. Section 409A of the Code imposes tax rules that apply to “nonqualified deferred compensation plans.” Failure to comply with, or to qualify for an exemption from, the new rules with respect to an Award could result in significant adverse tax results to the Award recipient including immediate taxation upon vesting, an additional income tax of 20 percent of the amount of income so recognized, plus a special interest payment. The Plan is intended to comply with Section 409A of the Code to the extent applicable, and the Plan Administrator will administer and interpret the Plan and Awards accordingly.

 Accounting Treatment

The Company accounts for Options using guidance from FASB ASC Topic 718, which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values.

Securities Authorized for Issuance Under Equity Compensation Plans

As of June 30, 2021, the Company had the following equity compensation plans in place: 2011 Stock Incentive Plan.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a))
Equity compensation plan
approved by shareholders	78,333	$1.495	78,333
Equity compensation plans
not approved by shareholders	14,650,120	1.495	(14,728,453)
Total	14,728,453	$1.495	(14,650,120)

PROPOSAL 5
Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has selected BPM LLP, an independent registered accounting firm, to audit the books and financial records of the Company for the year ending September 30, 2020. The Company is asking its stockholders to ratify the appointment of BPM as it’s independent registered public accounting firm for the Company’s fiscal year ending September 30, 2020 and 2021.

A representative of BPM is expected to be present either in person or via teleconference at the 2021 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of BPM by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2021 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast at the 2021 Annual Meeting will be required to approve the ratification of the appointment of the Company’s registered public accounting firm. Abstentions are not votes cast and therefore will have no effect on the outcome of this proposal. Broker non-votes are not expected to exist for this matter since this is a routine matter for which brokers may vote in their discretion if beneficial owners of our stock do not provide voting instructions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
RATIFICATION OF THE SELECTION OF BPM, LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON SEPTEMBER 30, 2020 and 2021.

AUDIT COMMITTEE DISCLOSURE

The Audit Committee is comprised solely of independent directors and, among other things, is responsible for:

●	the appointment of independent registered accounting firm;

●	review the arrangements for and scope of the audit by independent auditors;

●	review the independence of the independent auditors;

●	consider the adequacy and effectiveness of the system of internal accounting and financial controls and review any proposed corrective actions;

●	review and monitor our policies regarding business ethics and conflicts of interest;

●	discuss with management and the independent auditors our draft quarterly interim and annual financial statements and key accounting and reporting matters; and

●	review the activities and recommendations of our accounting department.

Audit Committee Pre-Approval Policy

The Audit Committee has established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the Audit Committee subject to certain restrictions. The policy sets out the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the independent auditors to audit the Company's financial statements is not impaired. The pre-approval policy does not include a delegation to management of the Audit Committee’s responsibilities under the Exchange Act. During the year ended September 30, 2020, the Audit Committee pre-approved all audit and permissible non-audit services provided by our independent auditors.

Service Fees Paid to the Independent Registered Public Accounting Firm

The Audit Committee engaged BPM LLP to perform an annual audit of our financial statements for the fiscal year ended September 30, 2020. BPM did not perform any services prior to September 30, 2019. Previously the Audit Committee engaged SD Mayer and Associates, LLP to perform an annual audit of our financial statements for the fiscal years ended September 30, 2018; SD Mayer was dismissed on October 3, 2019. The following is the breakdown of aggregate fees paid for the last two fiscal years. The audit fees listed below are those billed in the respective fiscal year but generally relate to the prior fiscal year:

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
Audit fees	$178,325	$53,620
Audit related fees	48,150	26,000
Tax fees	14,150	7,500
All other fees	14,615	7,800

	$255,240	$94,920

- “Audit Fees” are fees paid for professional services for the audit of our financial statements.

- “Audit-Related fees” are fees paid for professional services not included in the first two categories, specifically, PCAOB interim quarterly, SEC filings and consents, and accounting consultations on matters addressed during the audit or interim reviews, and review work related to quarterly filings.

- “Tax Fees” are fees primarily for tax compliance in connection with filing US income tax returns.

- “All other fees” related to the reviews of Registration Statements on Form S-1.

AUDIT COMMITTEE REPORT(1)

The Audit Committee, which is composed of three independent directors, operates under a written charter adopted by the Board. Among its functions, the Audit Committee recommends to the Board the selection of independent registered accounting firm.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to oversee the financial reporting process on behalf of the Board and to report the result of their activities to the Board.

In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

The independent auditors also provided to the committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence and considered the compatibility of permissible non-audit services with the auditors’ independence.

Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the committee, and relying thereon, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for the fiscal years for the fiscal years ended September 30, 2020 and 2019.

Audit Committee of the Board of Directors,
Jon Pepper, Chairman
William A. Owens
Ichiro Takesako

(1) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Heat under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Your Board Recommends That Stockholders Vote

FOR

the ratification of the appointment of BPM LLP to serve as the independent registered public accounting firm for the year ending September 30, 2020 and 2021

 STOCKHOLDERS’ PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2022 Annual Meeting of stockholders they must have been received by us no later than April 20, 2022. Such proposals should be directed to Know Labs Inc. 500 Union Street Ste 810, Seattle, Washington 98101, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the 2021 Annual Meeting. However, should any other matters properly come before the 2021 Annual Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our capital stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of capital stock. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Know Labs Inc., Secretary, 500 Union Street Ste 810, Seattle, Washington 98101, by registered, certified or express mail or by calling the Company at (206) 903-1351

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

Ronald P. Erickson
Chairman
Seattle, WA
September 1, 2021

APPENDIX A
KNOW LABS, INC.
SECOND AMENDED AND RESTATED BYLAWS

Effective Date: ____, 2021

ARTICLE I
OFFICES

1.1       Registered Office.  The address of the Corporation’s registered office in the State of Nevada is 1805 N Carson Street, Suite S, Carson City, Nevada 89701.  The name of the Corporation’s registered agent at such address is Pacific Registered Agents, Inc.

1.2       Other Offices.  The Corporation also may have offices at such other places as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE II
STOCKHOLDERS’ MEETINGS

2.1       Location of Meetings.  Annual and special meetings of the stockholders shall be held at such place within or without the State of Nevada as the Directors may, from time to time, fix.  Whenever the Directors shall fail to fix such place, the meeting shall be held at the principal office of the Corporation located in Seattle, Washington.

2.2       Annual Meeting.  The annual meeting of stockholders shall be held each year at such time and place, within or outside of the State of Nevada, as shall be designated by the Board of Directors and stated in the notice of the meeting.  At the annual meeting the stockholders shall elect Directors of the Corporation and may transact any other business that is properly brought before the meeting.

2.3       Business at Annual Meetings; Advance Notice Provision.

(i)        No business may be transacted at an annual meeting of stockholders, other than business that is of proper matter for stockholder action and as shall have been properly brought before the meeting.  To be properly brought before a meeting, business must be: (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) otherwise properly brought before the meeting by a stockholder who complies with the notice procedures set forth in Section 2.3(ii) below as to any business submitted by a stockholder other than director nominations which shall be governed exclusively by Section 3.3 below.  This Section 2.3 shall be the exclusive means for a stockholder to submit business other than director nominations before a meeting of the stockholders (and other than proposals brought under Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and included in the Corporation’s notice of meeting, which proposals are not governed by these Bylaws).

(ii)       For any business (other than the nomination of directors) to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.  This subsection (ii) shall constitute an “advance notice provision” for annual meetings for purposes of Rule 14a-4(c)(1) under the Exchange Act.  To be timely, a stockholder’s notice must be received at the principal executive offices of the Corporation not earlier than the close of business on the 90th day and not later than the close of business on the 60th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to the date of such annual meeting and not later than the close of business on the later of the 60th day prior to the date of such annual meeting or, if notice of the meeting is mailed or the first public announcement of the date of such annual meeting is made less than 75 days prior to the date of such annual meeting, the 15th day following the date on which such notice is mailed or such public announcement of the date of such meeting is first made by the Corporation, whichever occurs first.  In no event shall any adjournment or postponement of an annual meeting, or the announcement thereof, commence a new time period for the giving of a stockholder’s notice as described above.  A stockholder’s notice to the Secretary shall set forth the following information and shall include a representation as to the accuracy of the information: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (b) the name and record address of the stockholder proposing such business; (c) the class and number of shares of the Corporation that are directly or indirectly, owned beneficially and/or of record by the stockholder; (d) any option, warrant, convertible, security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not the instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) that is directly or indirectly owned beneficially by the stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation; (e) any proxy, contract, arrangement, understanding, or relationship pursuant to which the stockholder has a right to vote or has granted a right to vote any shares of any security of the Corporation; (f) any short interest in any security of the Corporation (for purposes of these Bylaws a person shall be deemed to have a short interest in a security if the stockholder directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security); (g) any rights to dividends on the shares of the Corporation owned beneficially by the stockholder that are separated or separable from the underlying shares of the Corporation; (h) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership or limited liability company or similar entity in which the stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, is the manager, managing member or directly or indirectly beneficially owns an interest in the manager or managing member of a limited liability company or similar entity; (i) any performance-related fees (other than an asset-based fee) that the stockholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any;

(j) any arrangement, rights or other interests described in subsections (c) through (i) above held by members of such stockholder’s immediate family sharing the same household; (k) any other information related to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for the proposal pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder; (l) any material interest of the stockholder in such business; (m) a description of any arrangements and understandings between such stockholder and any other person or persons in connection with the proposal of such business by such stockholder; and (n) any other information as reasonably requested by the Corporation.  The information described in subsections (c) through (j) above is hereinafter collectively referred to as the “Ownership and Rights Information.”

(iii)      Notwithstanding the foregoing or any other provisions of these Bylaws, including Section 3.3 below, a stockholder also shall comply with all applicable laws, regulations and requirements, including requirements of the Exchange Act and the rules and regulations thereunder, with respect to the matters set forth in these Bylaws; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals or nominations as to any other business to be considered pursuant to this Section 2.3 or Section 3.3 below.

(iv)      Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.  Notice of stockholder proposals that are, or that the submitting stockholder intends to be, governed by Rule 14a-8 under the Exchange Act are not governed by these Bylaws.

2.4       Notice of Annual Meeting.  Written notice of the annual meeting shall be served upon or mailed to each stockholder entitled to vote thereat at such address as appears on the books of the Corporation, at least ten (10) but not more than sixty (60) days prior to the meeting.  Such notice shall state the location, date and hour of the meeting, but the notice need not specify the business to be transacted thereat.

2.5       Special Meetings.  Special meetings of the stockholders for any purpose or purposes, unless otherwise provided by law or by the Articles of Incorporation, may be called by the Chief Executive Officer and shall be called by the Chief Executive Officer or Secretary at the request in writing of a majority of the Board of Directors, and not at the request of any other person or persons.  Such request must state the purpose or purposes of the proposed meeting.

2.6       Notice of Special Meetings.  Written notice of a special meeting shall be served upon or mailed to each stockholder entitled to vote thereat at such address as appears on the books of the Corporation, at least ten (10) but not more than sixty (60) days prior to the meeting.  Such notice shall state the location, date and hour of the meeting and shall describe the order of business to be addressed at the meeting. Business transacted at all special meetings shall be confined to the matters stated in the notice.

2.7       Presiding Officer at Stockholder Meetings.  The Chair of the Board shall preside at all meetings of the stockholders, provided that the Chair may designate the Chief Executive Officer to preside in the Chair’s stead.  In the Chair’s absence, the Chief Executive Officer shall preside, and in the absence of both, the Board shall appoint a person to preside.

2.8       Quorum; Adjournment.  The holders of one-third (33 1/3%) of the voting power of the shares of capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be required and shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by law, the Articles of Incorporation, or these Amended and Restated Bylaws (the “Bylaws”).  If such quorum shall not be present or represented at any meeting of the stockholders, the presiding officer of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time by the affirmative vote of a majority in voting power thereof, until a quorum shall be present or represented.  Even if a quorum is present or represented at any meeting of the stockholders, the presiding officer of the meeting, for good cause, or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time by the affirmative vote of a majority in voting power thereof.  If the time and place of the adjourned meeting are announced at any meeting at which an adjournment is taken, no further notice of the adjourned meeting need be given; provided, however, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for the adjourned meeting is fixed by the Board of Directors, notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.  At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

2.9       Vote Required.  In all matters other than the election of Directors, the affirmative vote of the holders of a majority of the voting power of the shares of capital stock present in person or represented by proxy and entitled to vote on the matter shall decide any question brought before a meeting unless the question is one upon which by express provision of the Articles of Incorporation or of these Bylaws, or by law, a different vote is required in which case such express provision shall govern and control the decision of such question.  Directors shall be elected, by ballot, by a plurality of the votes of the voting power of the shares of capital stock present in person or represented by proxy and entitled to vote at the election of directors; provided, however, that a stockholder shall not be permitted to cumulate his/her votes with respect to the election of Directors.

2.10     Voting; Proxies.  At any meeting of the stockholders every holder of shares entitled to vote thereat shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than six (6) months prior to the date of said meeting, unless said instrument provides for a longer period, but in no event may such period exceed three (3) years from the date of its creation.  Unless otherwise required by law or provided in the Articles of Incorporation, each stockholder shall have one vote for each share of capital stock having voting power, registered in such stockholder’s name on the books of the Corporation, and except where the transfer books of the Corporation shall have been closed or a date shall have been fixed as a record date for the determination of its stockholders entitled to vote, no share of stock shall be voted on at any election of Directors which shall have been transferred on the books of the Corporation within twenty (20) days next preceding such election of Directors.

2.11     Stockholder Lists.  At least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, with the residence of each and the number of voting shares held by each, shall be prepared by the Secretary.  Such list shall be open for said ten days to examination by any stockholder for any purpose germane to the meeting during regular business hours at the place where the meeting is to be held, or at such other place within the city in which the meeting is to be held as shall be specified in the notice of the meeting, and also shall be produced and kept at the time and place of the meeting, during the whole time thereof, and may be inspected by any stockholder who is present.

2.12     Action Without Meeting.  Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a greater proportion of voting power is required for such an action under Nevada General Corporation Law (Title 7, Chapter 78 of the Nevada Revised Statutes), any other applicable law, or the Corporation’s Articles of Incorporation, then that greater proportion of written consents shall be required.  In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.  All such written consents shall be filed with the records of the meetings of the stockholders of the Corporation.

ARTICLE III
DIRECTORS

3.1       Powers.  The property and business of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

3.2       Number of Directors.  The number of Directors which shall constitute the Board shall be fixed from time to time by resolution of a majority of Directors in office; provided, however, that their number shall not be less than three (3) nor more than nine (9), and shall not be increased by more than three directors in any calendar year.

3.3       Term.  Directors shall be elected at each annual meeting of the stockholders.  Each Director so elected shall serve for a one-year term and until his/her successor is elected and qualified.  If a Director dies, resigns, or is removed, the Director’s replacement shall serve throughout the remaining portion of the Director’s term, and thereafter until the Director’s successor is elected and qualified.  Directors are not required to be stockholders of the Corporation.  The Board of Directors, at its first meeting after each annual meeting of stockholders, shall elect the Chair of the Board who shall perform such duties as are specified in these Bylaws or are properly required of the Chair by the Board of Directors.

3.4       Nominations.  Nominations for the election of Directors may be made by the Board, by the Nominations and Governance Committee, or by any stockholder entitled to vote for the election of Directors.  Nominations proposed by the Board or the Nominations and Governance Committee shall be given by the Chair on behalf of the Board or committee.  Nominations by stockholders shall be in writing and in the form prescribed below, and shall be effective when delivered by hand or received by registered first-class mail, postage prepaid, by the Secretary of the Corporation not less than fourteen (14) days nor more than eighty (80) days prior to any meeting of the stockholders called for the election of Directors; provided, however, that if less than twenty-one (21) days’ notice of the meeting is given to stockholders, such writing shall be received by the Secretary of the Corporation not later than the close of the seventh (7th) day following the day on which notice of the meeting was mailed to stockholders.  Nominations by stockholders shall be in the form of a notice which shall set forth: (a) as to each nominee (i) the name, age, business address and, if known, residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the Ownership and Rights Information as it relates to the nominee, (iv) the consent of the nominee to serve as a Director of the Corporation if so elected, (v) a description of all arrangements or understandings between the stockholder and the nominee, (vi) a description of all arrangements or understandings between the stockholder and any other person or persons pursuant to which the nomination is to be made by the stockholder, and (vii) any other information relating to the nominee required to be disclosed in solicitations of proxies for election of Directors, or otherwise required pursuant to Regulation 14A under the Exchange Act; and (b) as to the stockholder giving the notice: (i) the name and address, as they appear on the Corporation’s books, of such stockholder, (ii) the Ownership and Rights Information, and (iii) and any other information as reasonably requested by the Corporation.  Such stockholder notice shall include a representation as to the accuracy of the information set forth in the notice.  In addition, each nominee must complete and sign a questionnaire, in a form provided by the Corporation, to be submitted with the stockholder’s notice, that inquires as to, among other things, the nominee’s independence and director eligibility.

Only those persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors.  The presiding officer of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if the presiding officer should so determine, the presiding officer shall so declare to the meeting and the defective nomination shall be disregarded.  This Section 3.4 shall be the exclusive means for a stockholder to submit business constituting director nominations before a meeting of the stockholders (other than proposals brought under Rule 14a-8 of Regulation 14A of the Exchange Act, which proposals are not governed by these Bylaws).

3.5       Vacancy.  If the office of any Director becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, a majority of the remaining Directors, though less than a quorum, shall choose a successor, who shall hold office until the next election of Directors and such Director’s successor shall be elected and qualified.

3.6       Resignation.  Any Director of the Corporation may resign from the Board of Directors at any time by giving notice in writing or by electronic transmission to the Chair of the Board and contemporaneously to the Secretary of the Corporation.  The resignation shall be effective when the resignation notice is delivered unless the notice specifies a later effective date or an effective date determined upon the happening of an event or events, and the acceptance of such resignation shall not be necessary to make it effective.

3.7       Removal of Directors.  The entire Board of Directors or any individual Director may be removed from office, with or without cause, prior to the expiration of their or his/her term of office by the holders of not less than two-thirds (66 2/3%) of the voting power of the shares of capital stock then entitled to vote at an election of Directors, except as follows:

(i)        Unless the Articles of Incorporation of the Corporation provides otherwise, if the Board is divided into classes, stockholders may effect such removal only for cause; or

(ii)       If cumulative voting is permitted and if less than the entire Board is to be removed, no Director may be removed without cause if the votes cast against such Director’s removal would be sufficient to elect such Director if then cumulative voted at an election of the entire Board of Directors, or if there are classes of directors, at an election of the class of directors of which such Director is a part.

3.8       Meetings Generally.  The Board of Directors may hold meetings, both regular and special, at such times and places either within or without the State of Nevada as shall from time to time be determined by the Board.

3.9       Regular Meetings.  Regular meetings of the Board of Directors shall be held at such times and places as shall be fixed by resolution of the Board.  No notice shall be required for regular meetings held pursuant to such resolution, except that the Secretary of the Corporation shall promptly provide a copy of such resolution to any Director who is absent when such resolution is adopted.  In case any scheduled meeting of the Board is not held on the day fixed therefor, the Directors shall cause the meeting to be held as soon thereafter as is convenient.  At such regular meetings directors may transact such business as may be brought before the meeting.

3.10     Special Meetings.  Special meetings of the Board may be called by the Chair of the Board or by the Chief Executive Officer by twenty-four (24) hours’ notice to each Director, either personally, by telephone, e-mail, or telegram; special meetings shall be called by the Chair of the Board, the Chief Executive Officer or the Secretary in like manner and on like notice on the written request of two (2) Directors.

3.11     First Meeting.  The first meeting of each newly elected Board shall be held immediately after the annual meeting of stockholders and at the same place, and no notice of such meeting to the newly elected Directors shall be necessary in order legally to constitute the meeting, provided a quorum shall be present.  In the event such meeting is not held, the Directors shall cause the meeting to be held as soon thereafter as is convenient.

3.12     Organization.  The Chair of the Board shall preside at all meetings of the Board, provided that the Chair may designate the Chief Executive Officer to preside in the Chair’s stead provided that the Chief Executive Officer is also a Director.  In the Chair’s absence the Chief Executive Officer, if the Chief Executive Officer is a Director, shall preside.  In the absence of both, the Board shall appoint a person to preside.  The Secretary of the Corporation, or if the Secretary is not present, one of the Assistant Secretaries, in the order determined by the Board, or if an Assistant Secretary is not present, a person designated by the Board, shall take the minutes of the meeting.

3.13     Quorum; Adjournment.  At all meetings of the Board, a majority of the number of Directors then in office shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or by the Articles of Incorporation or these Bylaws.  Whether or not a quorum is present at any meeting of the Board, a majority of the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting.

3.14     Participation by Electronic Means.  Any one or more Directors may participate in a meeting of the Board or any committee thereof by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.  Participation in a meeting by such means shall be deemed attendance in person at that meeting.

3.15     Action Without Meeting.  Any action required or permitted to be taken at a meeting of the Board or any committee thereof may be taken without a meeting if, before or after the action, a written consent thereto (including a consent by electronic transmission) is signed by all members of the Board or committee, as the case may be, and such writing(s) or electronic transmission(s) are filed with the minutes of proceedings of the Board or of the committee, except that such written consent is not required to be signed by:

(a)       A common or interested director who abstains in writing from providing consent to the action.  If a common or interested director abstains in writing from providing consent: (i) the fact of the common directorship, office or financial interest must be known to the Board of Directors or committee before a written consent is signed by all the members of the Board or committee; (ii) such fact must be described in the written consent; and (iii) the Board of Directors or committee must approve, authorize or ratify the action in good faith by unanimous consent without counting the abstention of the common or interested director.

(b)       A director who is a party to an action, suit or proceeding who abstains in writing from providing consent to the action of the Board of Directors or committee.  If a director who is a party to an action, suit or proceeding abstains in writing from providing consent on the basis that he or she is a party to an action, suit or proceeding, the Board of Directors or committee must: (i) make a determination pursuant to Nevada General Corporation Law that indemnification of the director is proper under the circumstances; and (ii) approve, authorize or ratify the action of the Board of Directors or committee in good faith by unanimous consent without counting the abstention of the director who is a party to an action, suit or proceeding.

Any action taken pursuant to such written consent shall be treated for all purposes as the act of the Board or committee.

3.16     Appointment of Committees.  The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more special or standing committees, including but not limited to: a Compensation Committee, an Executive Committee, an Audit Committee, and a Nominations and Governance Committee.  Each committee shall consist of two or more of the Directors of the Corporation.  The Board of Directors may designate one or more Directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee.

3.17     Meetings of Committees.  Regular and special meetings of any committee established pursuant to this Article III may be called and held subject to the same requirements with respect to time, place and notice as are specified in these Bylaws for regular and special meetings of the Board of Directors.  At all committee meetings, a majority of the members of the committee shall be necessary to constitute a quorum for the transaction of any business, and the act of a majority of committee members present at a meeting at which there is a quorum shall be the act of the committee.

3.18     Powers of Committees.  Committees of the Board of Directors, to the extent provided in the Board resolution designating such committee or in any committee charter relating thereto or as permitted by law, shall have and may exercise the powers of the Board of Directors, in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it.  Such committee or committees shall have such name or names as may be determined from time to time by resolution of the Board.  Except as the Board of Directors may otherwise determine, a committee may make rules for its conduct, but unless otherwise provided by the Board or such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the conduct of business by the Board of Directors.  Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.  No committee, however, shall have the power or authority with respect to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of Directors) expressly required by Nevada General Corporation Law to be submitted to stockholders for approval, or (b) adopting, amending or repealing any Bylaw of the Corporation.

3.19     Compensation of Directors.  Directors shall be reimbursed for reasonable expenses, if any, of attendance at each meeting of the Board of Directors and may be paid other compensation in whatever form and amount the Board of Directors, by resolution, shall determine to be reasonable.  Members of special or standing committees may be allowed like compensation and reimbursement for participation in committee meetings.  Nothing contained in this section shall be construed to preclude any Director from serving the Corporation in any other capacity, as officer, agent, employee or otherwise, and being compensated for such service.

ARTICLE IV
NOTICES

4.1       Generally.  Whenever under the provisions of the Articles of Incorporation or these Bylaws, or by law, notice is required to be given to any Director or stockholder, it shall not be construed to require personal notice, but such notice may be given in writing, by mail or by courier service, by depositing the same in a post office or letter box, or with a courier service, in a prepaid sealed wrapper, addressed to such Director or stockholder at such address as appears on the books of the Corporation, or, in default of other address, to such Director or stockholder at the last known address of such person, and notice shall be deemed to be given at the time when the same shall be thus deposited.

4.2       Waiver of Notice.  Whenever any notice is required to be given under the provisions of the Articles of Incorporation or these Bylaws, or by law, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully convened.

ARTICLE V
OFFICERS

5.1       Officers.  The Officers of the Corporation shall be chosen by the Board of Directors and shall consist of a Chairman, Chief Executive Officer, President, a Vice President, a Secretary, and a Treasurer.  The Board of Directors may also choose additional Vice Presidents, and one or more Assistant Secretaries and Assistant Treasurers, and may appoint such other Officers and agents as it shall deem necessary.  Two or more offices may be held by the same person, except that neither the Chairman, the Chief Executive Officer nor the President shall serve as the Secretary.

5.2       Election; Term of Office; Removal.  The Board of Directors at its first meeting after each annual meeting of stockholders shall elect the Chairman, Chief Executive Officer, President, one or more Vice Presidents, the Secretary, the Treasurer, and such other Officers as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.  The Officers of the Corporation shall hold office until their successors are chosen and qualify in their stead, or until such time as they may resign or be removed from office.  Any Officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the whole Board of Directors.  If the office of any Officer becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.  In the case of any office other than that of the Chair, Vice Chair, Chief Executive Officer, President, Secretary or Treasurer, the officer designated as the Chief Executive Officer may appoint a person to serve in such office, on a temporary basis, until the vacancy is filled by the Board.

5.3       Compensation.  The salaries of all Officers and agents of the Corporation shall be fixed by or in the manner prescribed by the Board of Directors.

5.4       The Chair of the Board.  The Chair of the Board shall, except as otherwise provided in these Bylaws, preside at each meeting of the stockholders and of the Board of Directors, and shall perform such other duties as may from time to time be assigned by the Board of Directors.

5.5       The Vice Chair of the Board.  The Board of Directors may appoint a Vice Chair of the Board.  The Vice Chair of the Board shall assist the Chair of the Board and have such other duties as may be assigned by the Board of Directors.

5.6       Other Designated Officers.

(i)        Chief Executive Officer.  The Chief Executive Officer shall have general supervision over the business and affairs of the Corporation and over its Officers, agents, and employees; subject, however, to the oversight of the Board of Directors.  The Chief Executive Officer shall report directly to the Board of Directors, and shall perform such duties as are incident to the office of the Chief Executive Officer or are properly specified and authorized by the Board of Directors.

(ii)       Other Officers.  The Board of Directors may designate officers to serve as Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer and other such designated positions and to fulfill the responsibilities of such designated positions as determined by the Board of Directors in addition to their duties as Officers as set forth in these Bylaws.

5.7       The President.  The President shall report to the Chief Executive Officer, unless the President and Chief Executive Officer are the same person in which case the President shall report to the Board of Directors.  The President shall perform such duties as are incident to the office of the President or are properly specified and authorized by the Board of Directors.  In the absence or disability of the Chief Executive Officer, the President shall perform the duties and exercise the powers of the Chief Executive Officer.

5.8       Vice Presidents.  The Vice Presidents, in the order fixed by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and shall perform such other duties as the Board of Directors shall prescribe.

5.9       The Secretary.  The Secretary shall attend all meetings of the Board and all meetings of the stockholders, shall record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for the standing committees when required.  The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President.  The Secretary shall keep in safe custody the seal of the Corporation and, when authorized by the Board, affix the same to any instrument requiring it and, when so affixed, it shall be attested by the Secretary’s signature or by the signature of the Treasurer or an Assistant Secretary.

5.10     Assistant Secretaries.  The Assistant Secretaries, in the order fixed by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Directors shall prescribe.

5.11     The Treasurer.  The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories or other institutions as may be designated by the Board of Directors.  The Treasurer shall disburse the funds of the Corporation by check or by electronic or wire transfer, as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer, President and Directors, at the regular meetings of the Board, or whenever they may require it, an account of all transactions as Treasurer and of the financial condition of the Corporation.

5.12     Assistant Treasurers.  The Assistant Treasurers, in the order fixed by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors shall prescribe.

ARTICLE VI
STOCK CERTIFICATES, TRANSFERS AND RECORD DATE

6.1       Certificates of Stock.  Shares of capital stock of the Corporation shall be certificated.  The certificates of stock of the Corporation shall be numbered and registered in the stock ledger and transfer books of the Corporation as they are issued.  The stock certificates of the Corporation shall be signed by the Chief Executive Officer, the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall bear the corporate seal, which may be a facsimile, engraved or printed.  Any or all of the signatures on the certificate may be facsimiles, engraved or printed.  In the event that any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon any share certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.  Stock certificates of the Corporation shall be in such form as provided by statute and approved by the Board of Directors.  The stock record books and the blank stock certificates books shall be kept by the Secretary or by any agency designated by the Board of Directors for that purpose.

6.2       Registration of Transfer.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.  The Board of Directors shall have authority to make such rules and regulations not inconsistent with law, the Articles of Incorporation or these Bylaws, as it deems expedient concerning the issuance, transfer and registration of certificates for shares and the shares represented thereby.

6.3       Record Date for Stockholders.  For the purpose of determining the stockholders entitled to notice of or to vote at any annual or special meeting of stockholders or any adjournment thereof, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a date as the record date for any such determination of stockholders.  Such date shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.  If no record date is fixed, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.  When a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made as provided in this paragraph, such determination shall apply to any adjournment thereof; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

6.4       Registered Stockholders.  The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

6.5       Lost Certificates.  The Board of Directors may direct that a new certificate or certificates be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed.  When authorizing the issuance of such new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or the owner’s legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

ARTICLE VII
DIVIDENDS

7.1       Power to Declare Dividends.  Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

7.2       Discretion of the Board.  Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends, such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE VIII
MISCELLANEOUS PROVISIONS

8.1       Instruments.  All checks, demands for money, notes, deeds, mortgages, bonds, contracts and other instruments of the Corporation shall be signed by such Officer or Officers or such other person or persons as the Board of Directors may from time to time designate.

8.2       Borrowing.  No officer, agent or employee of the Corporation shall have any power or authority to borrow money on behalf of the Corporation, to pledge the Corporation’s credit, or to mortgage or pledge the Corporation’s real or personal property, except within the scope and to the extent such authority has been delegated to such person by resolution of the Board of Directors.  Such authority may be given by the Board and may be general or limited to specific instances.

8.3       Voting Securities of Other Corporations.  Subject to any specific direction from the Board of Directors, the officer designated as the Chief Executive Officer of the Corporation, or any other person or persons who may from time to time be designated by the Board of Directors, shall have the authority to vote on behalf of the Corporation the securities of any other corporation which are owned or held by the Corporation and may attend meetings of stockholders or execute and deliver proxies or written consents for such purpose.

8.4       Fiscal Year.  The fiscal year shall begin the first day of October in each year.

8.5       Seal.  The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Nevada.”  Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

8.6       Books and Records of the Corporation.  The books and records of the Corporation shall be kept at such places as the Board may from time to time determine.

ARTICLE IX
INDEMNIFICATION OF DIRECTORS AND OFFICERS

9.1       Right To Indemnification.  Each person who was or is made a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact such person is or was a Director or Officer of the Corporation or is or was serving at the request of the Corporation as a Director or Officer of another corporation or of a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Nevada General Corporation Law against all expense, liability and loss (including attorneys’ fees, judgments, fines or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith, and such indemnification shall continue as to such person who has ceased to be a Director or Officer and shall inure to the benefit of the person’s heirs, executors and administrators.  For purposes of this section, persons serving as Director or Officer of the Corporation’s direct or indirect wholly-owned subsidiaries shall be deemed to be serving at the Corporation’s request.

9.2       Right To Advancement Of Expenses.  The right to indemnification conferred in Section 9.1 above shall include the right to be paid by the Corporation the expenses incurred in defending any action, suit, or proceeding in advance of its final disposition, subject to the receipt by the Corporation of an undertaking by or on behalf of such person to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified.

9.3       Nonexclusivity of Rights.  The rights to indemnification and to the advancement of expenses contained in this section shall not be exclusive of any other right which any person may have or hereafter acquire under any law, provision of the Corporation’s Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested Directors or otherwise.

9.4       Employee Benefit Plans.  For purposes of this Article IX, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a Director or Officer of the Corporation which imposes duties on, or involves services by, such Director or Officer with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation.”

ARTICLE X
AMENDMENTS

10.1     Amendment of Bylaws.  These Bylaws may be amended, altered or repealed at any regular meeting of the stockholders, or at any special meeting of the stockholders provided that notice of the proposed amendment, alteration or repeal be contained in the notice of such special meeting, by the affirmative vote of the holders of a majority of the outstanding shares of capital stock entitled to vote at such meeting and present or represented thereat.  The Board of Directors also may amend, alter or repeal the Bylaws by the affirmative vote of a majority of the entire Board at any regular meeting of the Board or at any special meeting of the Board if notice of the proposed amendment, alteration or repeal be contained in the notice of such special meeting.

=========================================

I, _______________________, the Secretary of Know Labs, Inc., a Nevada corporation, hereby certify that the foregoing Amended and Restated Bylaws, comprising 15 pages, were duly adopted as the Amended and Restated Bylaws of Know Labs, Inc. on _______________, 2021.

____________________________________
(Signature)
Print Name: __________________________

APPENDIX B

KNOW LABS, INC.

2021 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the Know Labs, Inc. 2021 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

SECTION 2. DEFINITIONS
Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1
Administration of the Plan

The Plan shall be administered by the Board. Notwithstanding the foregoing, the Board may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to a committee or committees (which term includes subcommittees) consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. All references in the Plan to the “Plan Administrator” shall be, as applicable, to the Board or any committee to whom the Board has delegated authority to administer the Plan.

3.2
Administration and Interpretation by Plan Administrator

(a)             Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Plan Administrator shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (viii) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (ix) delegate ministerial duties to such of the Company’s employees as it so determines; and (x) make any other determination and take any other action that the Plan Administrator deems necessary or desirable for administration of the Plan.

(b)             The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Plan Administrator, whose determination shall be final.

(c)              Decisions of the Plan Administrator shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Plan Administrator may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1
Authorized Number of Shares

Subject to the provisions of Section 14.1, the maximum aggregate number of Shares that may be issued under the Plan is twenty million (20,000,000), plus (i) the number of Shares added to the Plan pursuant to Section 4.2 and (ii) the sum of (A) any Shares that, as of the date of stockholder approval of this Plan, have been reserved but not issued pursuant to any awards granted under the Company’s 2011 Stock Incentive Plan, as amended (the “2011 Plan”), and (B) any Shares subject to stock options or similar awards granted under the 2011 Plan that, after the date of stockholder approval of this Plan, expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2011 Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to clause (ii) equal to 14,650,120.  The Shares may be authorized, but unissued, or reacquired Common Stock.

4.2
Automatic Share Reserve Increase

Subject to the provisions of Section 14 of the Plan, the number of Shares available for issuance under the Plan will be increased on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2030 in an amount equal to the least of (i) 2,000,000 Shares, (ii) four percent (4%) of the outstanding Shares on the last day of the immediately preceding Fiscal Year or (iii) such number of Shares determined by the Board; provided, that such determination under clause (iii) will be made no later than the last day of the immediately preceding Fiscal Year.

4.3
Share Usage

(a)             Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash or in a manner such that some or all of the shares covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b)             The Plan Administrator shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c)             Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator may grant Substitute Awards under the Plan. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger, consolidation or statutory share exchange is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, and the persons holding such awards shall be deemed to be Participants.

(d)             Notwithstanding any other provisions in this Section 4 to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to increase as set forth in Section 4.2 and subject further to adjustment as provided in Section 14.1.

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Plan Administrator from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6. AWARDS

6.1
Form, Grant and Settlement of Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine.

6.2
Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

6.3
Dividends and Distributions

Participants may, if the Plan Administrator so determines, be credited with dividends or dividend equivalents paid with respect to shares of Common Stock underlying an Award in a manner determined by the Plan Administrator in its sole discretion. The Plan Administrator may apply any restrictions to the dividends or dividend equivalents that the Plan Administrator deems appropriate. The Plan Administrator, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or Stock Appreciation Right may not be contingent, directly or indirectly, on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A. Also notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must (a) be paid at the same time they are paid to other stockholders and (b) comply with or qualify for an exemption under Section 409A.

SECTION 7. OPTIONS

7.1
Grant of Options

The Plan Administrator may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2
Option Exercise Price

Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and not less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards. Notwithstanding the foregoing, the Plan Administrator may grant Nonqualified Stock Options with an exercise price per share less than the Fair Market Value of the Common Stock on the Grant Date if the Option meets all the requirements for Awards that are considered “deferred compensation” within the meaning of Section 409A.

7.3
Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the “Option Term”) shall be ten years from the Grant Date. For Incentive Stock Options, the maximum Option Term shall be as specified in Section 8.4.

7.4
Exercise of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and thus become exercisable, any of which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

Period of Participant’s Continuous Employment or Service with the Company or Its Related Companies	Portion of Total Option that is Vested and Exercisable from the Vesting Commencement Date
12 months	25%
13 to 48 months	1/48th per month

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Company, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Company.

7.5
Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Plan Administrator for that purchase, which forms may include:

(e)             cash;

(f)             check or wire transfer;

(g)             having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(h)             tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(i)            if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(j)             such other consideration as the Plan Administrator may permit.

In addition, to assist a Participant (including directors and executive officers) in acquiring shares of Common Stock pursuant to an Option granted under the Plan, the Plan Administrator, in its sole discretion and only to the extent permitted by applicable law, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Option, (i) the payment by a Participant of the purchase price of the Common Stock by a promissory note or (ii) the guarantee by the Company of a loan obtained by the Participant from a third party. Such notes or loans must be full recourse to the extent necessary to avoid adverse accounting charges to the Company’s earnings for financial reporting purposes. Subject to the foregoing, the Plan Administrator shall in its sole discretion specify the terms of any loans or loan guarantees, including the interest rate and terms of and security for repayment.

7.6
Effect of Termination of Service

The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(k)          Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(l)           Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(i)
if the Participant’s Termination of Service occurs for reasons other than Cause, Disability or death, the date that is three months after such Termination of Service;

(ii)
if the Participant’s Termination of Service occurs by reason of Disability or death, the one-year anniversary of such Termination of Service; and

(iii)
the Option Expiration Date.

Notwithstanding the foregoing, if a Participant dies after such Participant’s Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Plan Administrator determines otherwise.

Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:

8.1
Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2
Eligible Employees

Individuals who are not employees of the Company or one of its parent or subsidiary corporations on the Grant Date may not be granted Incentive Stock Options.

8.3
Exercise Price

Incentive Stock Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall be granted with an exercise price per share not less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4
Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

8.5
Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant’s termination of employment if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant’s termination of employment if termination was by reason of disability, or (c) more than six months following the first day of a Participant’s leave of absence that exceeds three months, unless the Participant’s reemployment rights are guaranteed by statute or contract.

8.6
Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for the later of two years after the Grant Date and one year after the date of exercise.

A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7
Code Definitions

For the purposes of this Section 8, “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

8.8
Promissory Notes

The amount of any promissory note delivered pursuant to Section 7.5 in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator, but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1
Grant of Stock Appreciation Rights

The Plan Administrator may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Plan Administrator shall determine in its sole discretion. A SAR may be granted in tandem with an Option (“tandem SAR”) or alone (“freestanding SAR”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. A SAR may be exercised upon such terms and conditions and for the term as the Plan Administrator determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2
Payment of SAR Amount

Upon the exercise of a SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Plan Administrator as set forth in the instrument evidencing the Award, the payment upon exercise of a SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Plan Administrator in its sole discretion.

9.3
Waiver of Restrictions

The Plan Administrator, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1
Grant of Stock Awards, Restricted Stock and Stock Units

The Plan Administrator may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any Performance Goals, as the Plan Administrator shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2
Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Plan Administrator, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant subject to the terms and conditions of the Plan (including the restrictions on Transfer set forth in Section 13, the rights of first refusal and repurchase set forth in Section 15 and the market standoff requirements set forth in Section 16), the instrument evidencing the Award, and applicable securities laws, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Award, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3
Waiver of Restrictions

The Plan Administrator, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Units under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

SECTION 11. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Plan Administrator deems appropriate, the Plan Administrator may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 12. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Plan Administrator may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (i) paying cash to the Company, (ii) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (iii) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock or Stock Units) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (iv) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate.

SECTION 13. ASSIGNABILITY

(m)             No Award may be Transferred by a Participant other than by will, or by the applicable laws of descent and distribution, to one or more of such Participant’s Immediate Family Members or by gratuitous Transfer to a trust, family limited partnership, family limited liability company or other bona fide estate planning or planned gifting vehicle for the benefit of such Participant or one or more of such Participant’s Immediate Family Members. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a Participant to Transfer an Award, subject to such terms and conditions as the Plan Administrator shall specify.

(n)               In addition to the restrictions set forth above in Section 13(a), no shares of Transfer Restricted Common Stock received in connection with an Award may be Transferred, whether by a Participant or any other person or entity, except pursuant to a Permitted Transfer. As a condition to any Permitted Transfer, the person or entity to whom Transfer Restricted Common Stock is to be so Transferred shall be obligated to execute an agreement in form and substance prescribed by the Plan Administratorunder which the recipient agrees (i) to be bound by the terms and conditions of the Plan (including, without limitation, the restrictions on Transfer set forth in this Section 13, the rights of first refusal and repurchase set forth in Section 15 and the market standoff requirements set forth in Section 16), and (ii) that the shares so Transferred to the recipient will continue to constitute Transfer Restricted Common Stock subject to this Section 13 following such Permitted Transfer. The restrictions on Transfer imposed by this Section 13(b) shall terminate upon the earlier to occur of (x) the closing of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act and(y) the closing of a Company Transaction that is not a Related Party Transaction. This Section 13(b), and any determination or agreement that a given Transfer of Transfer Restricted Common Stock would be deemed a Permitted Transfer, will in no way limit or reduce the Company’s rights under Section 15 with respect to such Transfer.

SECTION 14. ADJUSTMENTS

14.1
Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, statutory share exchange, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.3(d); and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Change of Control shall not be governed by this Section 14.1 but shall be governed by Sections 14.2 and 14.3, respectively.

14.2
Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

14.3
Change of Control

(o)             Notwithstanding any other provision of the Plan to the contrary, unless the Plan Administrator determines otherwise with respect to a particular Award in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change of Control:

(i)             If and to the extent an outstanding Award is not converted, assumed, substituted for or replaced by the Successor Company, then effective immediately prior to the Change of Control, any such Award held by a Participant whose employment or service has not terminated prior to such Change of Control shall become additionally vested and exercisable or payable, and applicable restrictions or forfeiture provisions shall lapse, with respect to 100% of the unvested portion of such Award. Awards shall then terminate upon effectiveness of the Change of Control if and to the extent not exercised at or prior to consummation of the Change of Control.

(ii)             If and to the extent the Successor Company converts, assumes, substitutes for or replaces an outstanding Award, the vesting and/or exercisability restrictions and/or forfeiture or repurchase provisions applicable to such Award shall not be accelerated or lapse, and all such vesting and/or exercisability restrictions and/or forfeiture or repurchase provisions shall continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award.

(p)             For the purposes of Section 14.3(a), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Change of Control the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the Change of Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the Successor Company, the Plan Administrator may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control. The determination of such substantial equality of value of consideration shall be made by the Plan Administrator, and its determination shall be conclusive and binding.

(q)             Notwithstanding the foregoing, the Plan Administrator, in its sole discretion, may instead provide in the event of a Change of Control that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Change of Control and that each such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Awards (either to the extent then vested and exercisable, or subject to restrictions and/or forfeiture provisions, or whether or not then vested and exercisable, or subject to restrictions and/or forfeiture provisions, as determined by the Plan Administrator in its sole discretion) exceeds (ii) if applicable, the respective aggregate exercise, grant or purchase price payable with respect to shares of Common Stock subject to such Awards.

(r)             For the avoidance of doubt, nothing in this Section 14.3 requires all Awards to be treated similarly.

14.4
Further Adjustment of Awards

Subject to Sections 14.2 and 14.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, statutory share exchange, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

14.5
No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

14.6
Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment shall be disregarded.

14.7
Section 409A

Subject to Section 18.5(b), but notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 14 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 14 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.

SECTION 15. FIRST REFUSAL AND REPURCHASE RIGHTS;
OTHER RIGHTS AND VOTING RESTRICTIONS

15.1
First Refusal Rights

Until the date on which the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act first becomes effective, the Company shall have the right of first refusal with respect to any proposed sale or other disposition by a Participant of any shares of Common Stock issued pursuant to an Award. Such right of first refusal shall be exercisable in accordance with the terms and conditions established by the Plan Administrator and set forth in the stock purchase agreement evidencing the Participant’s acquisition of the shares or, if applicable, in a stockholders agreement or other similar agreement.

15.2
Repurchase Rights for Vested Shares

Until the date on which the initial registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act first becomes effective, upon a Participant’s Termination of Service, all vested shares of Common Stock issued pursuant to an Award (whether issued before or after such Termination of Service) shall be subject to repurchase by the Company, at the Company’s sole discretion, at the Fair Market Value of such shares on the date of such repurchase. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Plan Administrator and set forth in the agreement evidencing the Participant’s acquisition of the shares or, if applicable, in a stockholders agreement or other similar agreement.

15.3
Other Rights and Voting Restrictions

Until the date on which the initial registration of the Common Stock under Section 12(b), or 12(g) of the Exchange Act first becomes effective, the Plan Administrator may require a Participant, as a condition to receiving shares under the Plan, to become a party to a stock purchase agreement and/or a stockholders agreement or other similar agreement, in the form designated by the Plan Administrator, pursuant to which the Participant grants to the Company and/or its other stockholders certain rights, including but not limited to co-sale rights, and agrees to certain voting restrictions with respect to the shares acquired by the Participant under the Plan.

15.4
General

The Company’s rights under this Section 15 are assignable by the Company at any time.

SECTION 16. MARKET STANDOFF

In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, no person may sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any shares issued pursuant to an Award granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed (a) 180 days after the effective date of the registration statement for such public offering or (b) such longer period requested by the underwriters as is necessary to comply with regulatory restrictions on the publication of research reports (including, but not limited to, NYSE Rule 472 or NASD Conduct Rule 2711, or any successor rules or amendments thereto). The limitations of this Section 16 shall in all events terminate two years after the effective date of the Company’s initial public offering.

In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding Common Stock effected as a class without the Company’s receipt of consideration, any new, substituted or additional securities distributed with respect to the shares issued under the Plan shall be immediately subject to the provisions of this Section 16, to the same extent the shares issued under the Plan are at such time covered by such provisions.

In order to enforce the limitations of this Section 16, the Company may impose stop-transfer instructions with respect to the shares until the end of the applicable standoff period.

SECTION 17. AMENDMENT AND TERMINATION

17.1
Amendment, Suspension or Termination

The Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan. Subject to Section 17.3, the Plan Administrator may amend the terms of any outstanding Award, prospectively or retroactively.

17.2
Term of the Plan

Unless sooner terminated, the 2021 Plan shall terminate on August 12, 2031. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the adoption of the Plan by the Board and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

17.3
Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 14 shall not be subject to these restrictions.

Subject to Section 18.5, but notwithstanding any other provision of the Plan to the contrary, the Plan Administrator shall have broad authority to amend the Plan or any outstanding Award without the consent of the Participant to the extent the Plan Administrator deems necessary or advisable to comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules or other applicable law, rule or regulation.

SECTION 18. GENERAL

18.1
No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2
Issuance of Shares

Notwithstanding any other provision of the Plan to the contrary, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares. To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3
Indemnification

Each person who is or shall have been a member of the Board or a committee appointed by the Board in accordance with Section 3.1 shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled tinder the Company’s articles of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4
No Rights as a Stockholder

Unless otherwise provided by the Plan Administrator or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5
Compliance with Laws and Regulations

(s)             In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

(t)             The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options, stock appreciation rights and certain other equity-based compensation under Treasury Regulation Section 1.409A-l(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout, plan termination and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions; provided, however, that the Plan Administrator makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i) to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A. In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death. Notwithstanding any other provision of the Plan to the contrary, the Plan Administrator, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A.

18.6
Participants in Other Countries or Jurisdictions

Without amending the Plan, the Plan Administrator may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Plan Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7
No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8
Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9
Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10
Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of Washington.

18.11
Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19. EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan or an amendment thereto that requires stockholder approval pursuant to Section 422 of the Code, as applicable, within 12 months before or after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options. For purposes of determining the appropriate treatment of stock options granted under the Plan, the adoption of any amendment to the Plan requiring stockholder approval pursuant to Section 422 of the Code shall constitute the adoption of a new plan.

APPENDIX A

DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Acquisition Price” means the fair market value of the securities, cash or other property, or any combination thereof, receivable or deemed receivable upon a Change of Control in respect of a share of Common Stock, as determined by the Plan Administrator in its sole discretion.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit or cash-based award or other incentive payable in cash or in shares of Common Stock, as may be designated by the Plan Administrator from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the Participant’s (a) willful and continued failure to substantially perform the Participant’s duties to the Company after a written demand for substantial performance is delivered to the Participant by the Board or Chief Executive Officer of the Company, which demand specifically identifies the manner in which the Participant has not substantially performed the Participant’s duties, and which gives the Participant at least 10 days to cure such deficiencies; (b) unauthorized use or disclosure of the confidential information or trade secrets of the Company; (c) indictment of, conviction of, or a plea of “guilty” or “no contest” to a felony under the laws of the United States or any state thereof; or (d) willful misconduct, which is demonstrably and materially injurious to the Company, monetarily or otherwise.

“Change of Control,” unless the Plan Administrator determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a)             a merger or consolidation of the Company with or into any other company or other entity;

(b)             a statutory share exchange pursuant to which the Company’s outstanding shares are acquired or a sale, in one transaction or a series of transactions undertaken with a common purpose, of at least 50% of the Company’s outstanding voting securities; or

(c)             a sale, lease, exchange or other transfer, in one transaction or a series of related transactions, undertaken with a common purpose of all or substantially all of the Company’s property or business.

Notwithstanding the foregoing, a Change of Control shall not include (i) a merger or consolidation of the Company, or a statutory share exchange pursuant to which the Company’s outstanding shares are acquired, in which the holders of the outstanding voting securities of the Company immediately prior to the merger, consolidation or statutory share exchange hold at least a majority of the outstanding voting securities of the Successor Company immediately after the merger, consolidation or statutory share exchange; (ii) a sale, lease, exchange or other transfer of all or substantially all of the Company’s assets to a majority-owned subsidiary company; (iii) a transaction undertaken for the principal purpose of restructuring the capital of the Company, including, but not limited to, reincorporating the Company in a different jurisdiction, converting the Company to a limited liability company or creating a holding company; or (iv) an equity financing in which the Company is the surviving company.

Where a series of transactions undertaken with a common purpose is deemed to be a Change of Control, the date of such Change of Control shall be the date on which the last of such transactions is consummated.

A-3

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means the common stock, par value $.001 per share, of the Company.

“Company” means the Know Labs, Inc., a Nevada corporation.

“Disability,” unless otherwise defined by the Plan Administrator for purposes of the Plan or in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Plan Administrator, each of whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 19.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the per share fair market value of the Common Stock as established in good faith by the Plan Administrator or, if the Common Stock is publicly traded, the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Plan Administrator using such methods or procedures as it may establish.

“Grant Date” means the later of (a) the date on which the Plan Administrator completes the corporate action authorizing the grant of an Award or such later date specified by the Plan Administrator and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Immediate Family Member” means a child, stepchild, grandchild, step-grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Option Expiration Date” means the last day of the maximum term of an Option.

“Option Term” means the maximum term of an Option as set forth in Section 7.3.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Goals” means performance goals established by the Plan Administrator which may be based on earnings or earnings growth, sales, return on assets, cash flow, total shareholder return, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Plan Administrator, and which may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.  Such performance goals may be particular to an Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Company, one or more Affiliates, or the Company and one or more Affiliates, and may cover such period as may be specified by the Plan Administrator.

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“Permitted Transfer” means any Transfer of Transfer Restricted Common Stock: (a) made gratuitously to one or more of the Participant’s Immediate Family Members or made gratuitously to a trust, family limited partnership, family limited liability company or other bona fide estate planning or planned gifting vehicle for the benefit of such Participant or one or more of such Participant’s Immediate Family Members; (b) to any person or entity who is a stockholder of the Company at the time of such Transfer, provided that the price per share paid in such Transfer is less than or equal to the then most recent fair market value per share of Common Stock as determined by the Board; or (c) that is approved in writing by the Plan Administrator.

“Plan” means the Know Labs, Inc. 2021 Equity Incentive Plan.

“Plan Administrator” has the meaning set forth in Section 3.1.

“Related Company” means any entity that, directly or indirectly, is in control of, is controlled by or is under common control with the Company.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

“Section 409A” means Section 409A of the Code, including any regulations and other guidance issued thereunder by the Department of the Treasury and/or the Internal Revenue Service.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Plan Administrator.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company, the acquiring company or its parent, as applicable, in connection with a Change of Control.

“Ten Percent Stockholder” has the meaning set forth in Section 8.3.

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death or Disability. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Plan Administrator, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Plan Administrator determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company, or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Transfer” means, as the context may require, (a) any sale, assignment, pledge, hypothecation, mortgage, encumbrance or other disposition, whether by contract, gift, will, intestate succession, operation of law or otherwise, of all or any part of an Award or shares issued thereunder, as applicable, or (b) any verbal equivalent of the foregoing.

“Transfer Restricted Common Stock” means (a) shares of Common Stock that are issued under the Plan and (b) or any securities issued in exchange for the foregoing shares or received in a stock dividend, recapitalization, stock split or otherwise in respect of such shares.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Plan Administrator as the date from which an Award begins to vest.

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APPENDIX B

TO THE KNOW LABS, INC.
2021 EQUITY INCENTIVE PLAN

(For California Residents Only)

This Appendix to the Know Labs, Inc. 2021 Equity Incentive Plan (the “Plan”) shall have application only to Participants who are residents of the State of California. Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided in this Appendix. Notwithstanding any other provision of the Plan to the contrary and to the extent required by applicable law, the following terms and conditions shall apply to all Awards granted to residents of the State of California, until such time as the Common Stock becomes a “listed security” under the Securities Act:

1.            Options shall have a term of not more than ten years from the Grant Date.

2.            Awards shall be nontransferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its discretion, may permit transfer of an Award to a revocable trust or as otherwise permitted by Rule 701 of the Securities Act.

3.            Unless employment or services are terminated for Cause, the right to exercise an Option in the event of Termination of Service, to the extent that the Participant is otherwise entitled to exercise an Option on the date of Termination of Service, shall be

(a)             at least six months from the date of a Participant’s Termination of Service if termination was caused by death or Disability; and

(b)             at least 30 days from the date of a Participant’s Termination of Service if termination of employment was caused by other than death or Disability;

(c)             but in no event later than the Option Expiration Date.

4.            No Award may be granted to a resident of California more than ten years after the date the Board adopts the Plan and the date the stockholders approve the Plan.

5.            Stockholders of the Company must approve the Plan by the later of (a) within 12 months before or after the Plan is adopted by the Board and (b)(i) with respect to Options, prior to or within 12 months of the grant of an Option under the Plan to a resident of the State of California, and (ii) with respect to Awards other than Options, prior to the issuance of such Award to a resident of the State of California. Any Option exercised by a California resident or shares issued under an Award to a California resident shall be rescinded if stockholder approval is not obtained in the foregoing manner. Shares subject to such Awards shall not be counted in determining whether such approval is obtained.

6.           To the extent required by applicable law, the Company shall provide annual financial statements of the Company to each California resident holding an outstanding Award under the Plan. Such financial statements need not be audited and need not be issued to key persons whose duties at the Company assure them access to equivalent information.

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PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS

SUMMARY PAGE

Date of Board Action	Action	Section/Effect of Amendment	Date of Stockholder Approval
____________, 2021	Initial Plan Adoption
	Approved by Stockholders		_____________, 2021

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